Exhibit 99.1

POAGE BANKSHARES, INC.

up to 144,540 Shares

(subject to increase up to 166,221 Shares)

COMMON SHARES

($0.01 Par Value)

Subscription Price $12.73 Per Share

AGENCY AGREEMENT

(this “Agreement”)

March 31, 2015

Keefe, Bruyette & Woods, Inc.

10 South Wacker Drive

Investment Banking Suite 3400

Chicago, Illinois 60606

Ladies and Gentlemen:

Poage Bankshares, Inc., a Maryland corporation (the “Company”), the Company’s wholly-owned subsidiary Town Square Bank, a federally chartered savings association in stock form (the “Bank,” and together with the Company, the “Town Parties”), and Commonwealth Bank, F.S.B., a federally chartered savings association in mutual form (“Commonwealth,” and together with the Company and the Bank, the “Primary Parties”) hereby confirm, severally and not jointly, their agreement with Keefe, Bruyette & Woods, Inc., a New York corporation (the “Agent”), as follows:

Section 1. The Offering. The Company, in accordance with the Agreement and Plan of Conversion Merger dated as of September 9, 2014 (the “Merger Agreement”) by and among the Company, the Bank and Commonwealth, intends to acquire Commonwealth in connection with Commonwealth’s conversion from the mutual form of organization to the stock form of organization (the “Conversion”), and immediately thereafter to cause Commonwealth to merge with and into the Bank, with the Bank as the resulting institution (the “Merger” and, together with the Conversion, the “Conversion Merger”). Pursuant to a Plan of Conversion Merger of Commonwealth Bank with Town Square Bank, adopted by the Board of Directors of each of Commonwealth and the Bank (the “Plan”), the Company will offer and sell up to 144,540 shares (subject to increase up to 166,221 shares) of its common stock, $0.01 par value per share (the “Shares”), in a subscription offering (the “Subscription Offering”) to (1) depositors of Commonwealth with $50.00 or more on deposit as of the close of business on July 31, 2013 (“Eligible Account Holders”), (2) depositors of Commonwealth (other than officers or directors of Commonwealth) with $50.00 or more on deposit as of the close of business on December 31, 2014 (“Supplemental Eligible Account Holders”), and (3) other eligible depositors and eligible borrowers of Commonwealth as of the close of business on March 17, 2015 (“Other Members”).

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Subject to the prior subscription rights of the above-listed parties, the Company may offer for sale in a community offering (the “Community Offering” and, when referred to together with or subsequent to the Subscription Offering, the “Subscription and Community Offering”) the Shares not subscribed for or ordered in the Subscription Offering to members of the general public to whom a copy of the Prospectus (as hereinafter defined) is delivered, with a preference given first to natural persons (including trusts of natural persons) residing in Montgomery County, Kentucky, next to stockholders of the Company as of the close of business on February 28, 2015, and thereafter to cover orders of other members of the general public. It is anticipated that Shares not subscribed for in the Subscription and Community Offering may, upon the request of the Company, be offered to certain members of the general public on a best efforts basis through a selected dealers agreement (the “Syndicated Community Offering”) (the Subscription Offering, Community Offering and Syndicated Community Offering are collectively referred to as the “Offering”).  It is acknowledged that the purchase of Shares in the Offering is subject to the maximum and minimum purchase limitations as described in the Plan and that the Company may reject, in whole or in part, any orders received in the Community Offering or Syndicated Community Offering.

The Company has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 (File No. 333-201027) (including any supplement or amendment, the “Registration Statement”), containing a prospectus relating to the Offering, for the registration of the Shares under the Securities Act of 1933, as amended (the “Securities Act”), and has filed such amendments thereto and such amended prospectuses as may have been required to the date hereof.  The term “Registration Statement” shall include any documents incorporated by reference therein and all financial schedules and exhibits thereto, as amended, including post-effective amendments.  The prospectus, as supplemented and amended, and including any documents incorporated by reference therein or exhibits thereto, on file with the SEC at the time the Registration Statement initially became effective is hereinafter called the “Prospectus,” except that if any prospectus is filed by the Company pursuant to Rule 424(b) or (c) of the rules and regulations of the SEC under the Securities Act (the “Securities Act Regulations”), the term “Prospectus” shall refer to the prospectus filed pursuant to Rule 424(b) or (c) from and after the time said prospectus is filed with the SEC.

In accordance with the conversion regulations (the “Conversion Regulations”) of the Office of the Comptroller of the Currency (the “OCC”), (i) Commonwealth has filed with the OCC an Application For Conversion on Form AC (together with any amendment or supplement, any ancillary documents or submissions, any documents incorporated by reference therein and all financial schedules and exhibits thereto, as amended, including post-approval amendments and supplements, the “Conversion Application”), including the Conversion Valuation Appraisal Report prepared by Keller & Company, Inc., dated as of November 7, 2014 and as amended or supplemented, regarding the estimated pro forma market value of Commonwealth (the “Appraisal”), and containing a prospectus relating to the Offering, and has filed such amendments thereof and such amended prospectuses as may have been required to the date hereof; (ii) the Company has submitted to the Board of Governors of the Federal Reserve System (the “FRB”) a written request for a waiver of the requirement to file a H-(e) Application with respect to the acquisition of Commonwealth (together with any and all amendments or supplements thereto and any ancillary documents or submissions, the “Holding Company Waiver Request”); and (iii) the Bank and Commonwealth have filed an Interagency Bank

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Merger Act Application for the Merger with the OCC (together with any supplements or amendments thereto or ancillary documents or submissions, and all documents incorporated by reference therein and all exhibits thereto, the “Interagency Application”). Collectively, the Conversion Application, the Holding Company Waiver Request and the Interagency Application are referred to as the “Applications.” The OCC has approved the Conversion Application and authorized the use of the Prospectus.

Section 2. Retention of Agent; Compensation; Sale and Delivery of the Shares. Subject to the terms and conditions herein set forth, the Company hereby appoints the Agent as its exclusive financial advisor and marketing agent (i) to utilize its best efforts to solicit subscriptions for Shares and to advise and assist the Company with respect to the Company’s sale of the Shares in the Offering and (ii) to participate in the Offering in the areas of market making and in syndicate formation (if necessary).

On the basis of the representations, warranties, and agreements herein contained, but subject to the terms and conditions herein set forth, the Agent accepts such appointment and agrees to consult with and advise the Company and, to the extent applicable, Commonwealth, as to the matters set forth in the letter agreement, dated August 14, 2014, between the Company and the Agent (a copy of which is attached hereto as Exhibit A). Each of the Primary Parties acknowledges that the Agent shall not be required to purchase any Shares or be obligated to take any action which is inconsistent with all applicable laws, regulations, decisions or orders.

The obligations of the Agent pursuant to this Agreement shall terminate upon termination of the Offering, but in no event later than 45 days after the completion of the Subscription and Community Offering (the “End Date”).  All fees or expenses due to the Agent but unpaid will be payable to the Agent in next day funds at the earlier of the Closing Date (as hereinafter defined) or the End Date. In the event the Offering is extended beyond the End Date, the Company and the Agent may agree to renew this Agreement under mutually acceptable terms.

In the event the Company is unable to sell a minimum of 106,834 Shares within the period herein provided, this Agreement shall terminate and the Company shall refund to any persons who have subscribed for any of the Shares the full amount which the Company may have received from them plus accrued interest, as set forth in the Prospectus; and none of the parties to this Agreement shall have any obligation to the other parties hereunder, except as set forth in this Section 2 and in Sections 9, 11 and 12 hereof.

The Agent will receive the following compensation for its services hereunder:

(a)          The Company will pay Agent a management fee of $20,000.00, payable in two consecutive monthly installments of $10,000.00 commencing with the first month following the regulatory approval of the Plan, none of which has been paid as of the date of this Agreement.  Such fees shall be deemed to have been earned when due. Should the Offering be terminated for any reason not attributable to the action or inaction of Agent, Agent shall have earned and be entitled to be paid fees accruing through the stage at which point the termination occurred.

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(b)          The Company will pay Agent a success fee of $100,000.00 for the Shares sold in the Subscription and Community Offering.  The management fee described in paragraph 2(a) above will be credited against the success fee paid pursuant to this paragraph 2(b).

(c)          If any of the Shares remain available after the Subscription Offering and Community Offering, at the request of the Company, Agent will seek to form a syndicate of registered broker-dealers to assist in the sale of Shares on a best efforts basis, subject to the terms and conditions set forth in a selected dealers agreement to be entered into between the Company and Agent. Agent will endeavor to distribute the Shares among dealers in a fashion which best meets the distribution objectives of the Company and the Plan. Agent will be paid a fee not to exceed 6.0% of the aggregate purchase price of the Shares sold in the Syndicated Community Offering. From this fee, Agent will pass on to selected broker-dealers, who assist in the Syndicated Community Offering, an amount competitive with gross underwriting discounts charged at such time for comparable amounts of stock sold at a comparable price per share in a similar market environment. Fees with respect to purchases affected with the assistance of a broker/dealer other than Agent shall be transmitted by Agent to such broker/dealer. The decision to utilize selected broker/dealers will be made by the Company upon consultation with Agent.

(d)          The Company will reimburse the Agent for reasonable out-of-pocket expenses, including costs of travel, meals and lodging, clerical assistance, listings, forms photocopying, telephone, facsimile and couriers not to exceed $10,000.00. In addition, the Company will reimburse the Agent for fees and expenses of its counsel not to exceed $50,000.00. Agent and the Company acknowledge that such expense cap may be increased by mutual consent in amounts not to exceed $10,000.00 for additional Agent out-of-pocket expenses and $15,000.00 for additional fees and expenses of legal counsel.  In no event will out-of-pocket expenses, including fees and expenses of counsel, exceed $85,000.00.  The provisions of this paragraph are not intended to apply to or in any way impair or limit the indemnification provisions contained in this Agreement.

(e)          The Company will bear the expenses of the Offering customarily borne by issuers, including, without limitation, regulatory filing fees, SEC, blue sky and Financial Industry Regulatory Authority (“FINRA”) filing and registration fees; Depository Trust Company (“DTC”) eligibility fees; the fees of the Company’s accountants, attorneys, appraiser, transfer agent and registrar, printing, mailing and marketing and syndicate expenses associated with the Offering; fees for blue sky legal work; and the fees set forth in this Section 2.  If Agent incurs expenses on behalf of the Company, the Company will reimburse Agent for such expenses.

(f)          The Agent will also receive (i) a retainer fee of $25,000 for certain financial advisory services set forth in the letter agreement, dated August 14, 2014, between the Company and the Agent (a copy of which is attached hereto as Exhibit B), all of which has already been paid to the Agent and is nonrefundable and the balance of which shall be payable to the Agent upon completion of the Offering, and (ii) a contingent fee of $75,000 at the time of closing of the acquisition of Commonwealth by the Company. The Company will reimburse the Agent, upon request made from time to time, for its reasonable out-of-pocket expenses incurred in connection with such services up to a

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maximum of $10,000, regardless of whether the acquisition of Commonwealth is consummated.

(g)          The Company will pay to the Agent a conversion agent fee of $5,000, all of which has been paid as of the date of this Agreement, for certain conversion agent services to be provided in connection with the conversion of Commonwealth and the Conversion Merger, which also includes records processing services, which amount will be payable upon the consummation of the Offering, as set forth in the letter agreement dated December 12, 2014, between the Company and the Agent (a copy of which is attached hereto as Exhibit C).

(h)          The Agent will also be reimbursed for its reasonable out-of-pocket expenses in connection with its conversion agent services in an amount not to exceed $2,500.

In the event the Offering is terminated for any reason not attributable to the action or inaction of the Agent, the Agent will be paid the fees and reimbursements due to the date of such termination pursuant to subparagraphs (d), (e), (f) and (h) above.  In the event that at least 106,834 Shares are not sold in the Offering, the provisions of subparagraphs (b) and (c) above shall not survive.

Full payment of the Agent’s expenses and compensation as set forth in this Section 2 shall be made in next day clearinghouse funds on the earlier of the Closing Date or a determination by the Company or the Bank to terminate or abandon the Offering.

Section 3. Sale and Delivery of Shares. If all conditions precedent to the consummation of the Conversion Merger, including, without limitation, the sale of all Shares required by the Plan to be sold, are satisfied, the Company agrees to issue, or have issued, the Shares sold in the Offering and to release for delivery certificates for such Shares on the Closing Date against payment to the Company by any means authorized by the Plan; provided, however, that no funds shall be released to the Company until the conditions specified in Section 10 hereof shall have been complied with.  The release of Shares against payment therefor shall be made on a date and at a place acceptable to the Company and the Agent as set forth in Section 16.  Certificates for shares shall be delivered directly to the purchasers in accordance with their directions as provided by the Company to the Company’s registrar and transfer agent. The date upon which the Company shall release or deliver the Shares sold in the Offering, in accordance with the terms herein, is called the “Closing Date.”

Section 4.  Representations and Warranties of the Town Parties.  The Town Parties jointly and severally represent and warrant to and agree with the Agent as follows:

(a)          The Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to the Agent, have been declared effective by the SEC, and no other document with respect to the Registration Statement has been filed with the SEC.  No stop order suspending the effectiveness of the Registration Statement (including the Prospectus) or any post-effective amendment thereto, has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the SEC.

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(b)          The Prospectus, at the time it was filed, conformed in all material respects to the requirements of the Securities Act and the rules and regulations of the SEC thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c)          The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Securities Act and the rules and regulations of the SEC thereunder.  On the effective date and on the Closing Date, neither the Registration Statement nor the Prospectus (together with any supplement or amendment) contained or will contain any untrue statement of a material fact or omitted or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

(d)          Any statistical and market related data contained in any Permitted Free Writing Prospectus (as hereinafter defined), the Prospectus and the Registration Statement are based on or derived from sources which the Primary Parties believe were reliable and accurate at the time they were filed with the SEC. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Prospectus, or any Permitted Free Writing Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(e)          Neither the Company nor the Bank has directly or indirectly distributed or otherwise used, and will not, without the prior consent of the Agent, directly or indirectly distribute or otherwise use, any prospectus, any “free writing prospectus” (as defined in Rule 405 of the 1933 Act Regulations) or other offering material (including, without limitation, content on the Company’s or the Bank’s website that may be deemed to be a prospectus, free writing prospectus or other offering material) in connection with the Offering and the sale of the Shares.

(f)          At the time of filing the Registration Statement and at the date hereof, the Company was not, and is not, an ineligible issuer, as defined in Rule 405.  At the time of the filing of the Registration Statement and at the time of the use of any issuer free writing prospectus, as defined in Rule 433(h), the Company met the conditions required by Rules 164 and 433 for the use of a free writing prospectus.  If required to be filed, the Company has filed any issuer free writing prospectus related to the offered Shares at the time it is required to be filed under Rule 433 and, if not required to be filed, will retain such free writing prospectus in the Company’s records pursuant to Rule 433(g) and if any issuer free writing prospectus is used after the date hereof in connection with the offering of the Shares the Company will file or retain such free writing prospectus as required by Rule 433.

(g)          The Interagency Application has been approved by the OCC and such approval remains in full force and effect.  All required waiting periods have elapsed and all conditions of such approval have been satisfied.  The Interagency Application did and

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will comply as to form in all material respects with all applicable rules and regulations of the OCC (except as modified or waived by the OCC).

(h)          The Holding Company Waiver Request has been granted by the FRB and such waiver remains in full force and effect.

(i)          Other than the approval of the Interagency Application by the OCC, the grant of the Holding Company Waiver Request by the FRB and the grant of effectiveness of the Registration Statement by the SEC thereof, no applications or notices are required to be filed by the Town Parties with, and no approvals, authorizations or non-objections are required by the Town Parties from, the SEC, the OCC, the FRB or any other federal, state, local or foreign court, arbitrator, regulatory authority, self regulatory organization, or governmental agency or body (each, a “Governmental Authority”) with respect to the Conversion Merger.

(j)          The Plan has been adopted by the Board of Directors of each of the Bank and the Company.  To the knowledge of the Town Parties, no person has sought to obtain review of the final action of the OCC or any Governmental Authority in approving the Applications and the Conversion Merger or in not objecting thereto.

(k)          The Company is a registered savings and loan holding company under the Home Owners’ Loan Act (“HOLA”), as amended, and has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland and is duly authorized to conduct its business and own its property as described in the Registration Statement and the Prospectus.  The Town Parties have obtained all licenses, permits and other governmental authorizations currently required for the conduct of their respective businesses, except those that individually or in the aggregate would not have a material adverse effect on the conduct of the business, financial condition, results of operations, affairs or prospects (a “Material Adverse Effect”) of the Town Parties, taken as a whole.  All such licenses, permits and governmental authorizations are in full force and effect, and the Town Parties are in compliance with all material laws, rules, regulations and orders applicable to the operation of their respective businesses.  The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which its ownership of property or leasing of property or the conduct of its business requires such qualification. The Company does not own equity securities or any equity interest in any other business enterprise except the Bank or as described in the Registration Statement and the Prospectus. The authorized capital stock of the Company consists of 30,000,000 shares of common stock, par value $0.01 per share (the “Company Common Stock”), and 1,000,000 shares of preferred stock, par value $0.01 per share (the “Company Preferred Stock”).  Prior to the Offering, there are 3,794,021 shares of Company Common Stock issued and outstanding and no Company Preferred Stock issued and outstanding.  All outstanding shares of Company Common Stock have been duly and validly authorized and issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws and conform in all material respects to the description of the Shares contained in the Prospectus.  No such shares were issued in violation of the preemptive or similar rights of any security holder of the Company.  At the Closing, (i) all of the Shares offered and sold in the Offering will

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be duly authorized, validly issued and fully paid and non-assessable and owned free and clear of any security interest, mortgage, pledge, lien, encumbrances or legal or equitable claim, and (ii) there will be no outstanding warrants or options to purchase any securities of the Company.

(l)          The Company’s only direct or indirect subsidiary is the Bank.  The Bank is duly chartered and is validly existing as a federally chartered savings association in stock form, is in good standing under the laws of the United States and the rules and regulations of the OCC, with power and authority to own its properties and conduct its business as described in each of the Registration Statement and the Prospectus, and has been duly qualified as a foreign entity for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so qualify or be in good standing does not have, and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.  All of the issued shares of capital stock of the Bank have been duly authorized and validly issued and are fully paid and nonassessable and are owned directly by the Company free and clear of any pledge, lien, encumbrance, claim or equity.  The Company does not, and following the Conversion Merger will not, own or control, directly or indirectly, any corporation, association or other entity other than the Bank.

(m)          Except as described in the Prospectus there are no encumbrances or restrictions or requirements or material legal restrictions or requirements required to be described therein, on the ability of the Company or the Bank (i) to pay dividends or make any other distributions on its capital stock or to pay any indebtedness owed to another party, (ii) to make any loans or advances to, or investments in, another party or (iii) to transfer any of its property or assets to another party.

(n)          The Bank has properly administered all accounts for which it acts as a fiduciary, including but not limited to accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents and applicable state and federal law and regulation, except where the failure to do so would not have a Material Adverse Effect on the Town Parties, taken as a whole.  Neither the Bank, nor any of its directors, officers or employees has committed any material breach of trust with respect to any such fiduciary account, and the accountings for each such fiduciary account are true and correct in all material respects and accurately reflect the assets of such fiduciary account in all material respects.

(o)          The Bank is a member of the Federal Home Loan Bank of Cincinnati (“FHLB-Cincinnati”). The deposit accounts of the Bank are, and following the Conversion Merger will be, insured by the FDIC up to the applicable limits, and no proceedings for the termination or revocation of such insurance are pending or, to the knowledge of the Company or the Bank, threatened. The Bank is a “qualified thrift lender” within the meaning of 12 U.S.C. § 1467a (m).

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(p)          The Town Parties have good and marketable title to all real property and good title to all other assets material to the business, financial condition, results of operations, capital, properties and assets of the Town Parties and to those properties and assets described in the Prospectus as owned by them, in each case free and clear of all liens, charges, encumbrances, restrictions or other claims except such as are described in the Prospectus or as would not be reasonably expected to have a Material Adverse Effect on the Town Parties, taken as a whole; and all of the leases and subleases material to the business of the Town Parties, including those described in the Prospectus, are in full force and effect.

(q)          The Company has received an opinion of its special counsel, Luse Gorman, PC (“Luse Gorman”), with respect to the federal income tax consequences of the Conversion Merger and an opinion of its tax advisor, Crowe Horwath LLP, with respect to the Kentucky income tax consequences of the Conversion Merger, and all material aspects of such opinions are accurately summarized in the Prospectus. The Company represents and warrants that the facts upon which such opinions are based are truthful, accurate and complete in all material respects, and the Company will not take any action inconsistent therewith.

(r)          The Town Parties have all such power, authority, authorizations, approvals and orders as may be required to enter into this Agreement and to carry out the provisions and conditions hereof; and the Company has all such power, authority, authorizations, approvals and orders as may be required to to issue and sell the Shares to be sold by the Company as provided herein and as described in the Prospectus.  The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated have been duly and validly authorized by all necessary corporate action on the part of each of the Town Parties. This Agreement has been validly executed and delivered by each of the Town Parties and, assuming due execution and delivery by the Agent and by Commonwealth, is the valid, legal and binding agreement of each of the Town Parties, enforceable in accordance with its terms (except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally or the rights of creditors of savings associations, the accounts of whose subsidiaries are insured by the FDIC, or by general equity principles, regardless of whether such enforceability is considered in a proceeding in equity or at law, and except to the extent, if any, that the provisions of Sections 11 and 12 hereof may be unenforceable as against public policy or pursuant to applicable Federal law and the rules and regulations of the FRB or the OCC).

(s)          The Town Parties have all such power, authority, authorizations, approvals and orders as may be required to enter into the Merger Agreement and to carry out the provisions and conditions thereof.  The execution, delivery and performance of ththe Merger Agreement and the consummation of the transactions therein contemplated have been duly and validly authorized by all necessary corporate action on the part of each of the Town Parties. The Merger Agreement has been validly executed and delivered by each of the Town Parties and, assuming the due execution thereof by Commonwealth, is the valid, legal and binding agreement of each of the Town Parties, enforceable in accordance with its terms.

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(t)          None of the Town Parties is in violation of any directive received from the SEC, the FRB, the OCC or any other Governmental Authority to make any material change in the method of conducting its business so as to comply in all material respects with all applicable statutes and regulations (including, without limitation, regulations, decisions, directives and orders of the SEC, the OCC and the FRB) and, except as may be set forth in the Prospectus, there is no suit or proceeding or charge or action before or by any court, regulatory authority or governmental agency or body, pending or, to the knowledge of the Town Parties, threatened, which would reasonably be expected to materially and adversely affect the Conversion Merger, the performance of this Agreement, or the consummation of the transactions contemplated in the Plan and the Merger Agreement as described in the Registration Statement, or which might result in any Material Adverse Effect on the Town Parties, taken as a whole.

(u)          The financial statements, schedules and notes related thereto which are included in the Prospectus fairly present the balance sheet, income statement, statement of comprehensive income, statement of changes in equity and statement of cash flows of the Company, and pro forma information regarding the Company following the Conversion Merger, at the respective dates indicated and for the respective periods covered thereby and comply as to form in all material respects with the applicable accounting requirements of Title 12 of the Code of Federal Regulations and of applicable Governmental Authorities. Such financial statements, schedules and notes related thereto have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied through the periods involved, present fairly in all material respects the information required to be stated therein and are consistent with the most recent financial statements and other reports filed by the Company or the Bank with the OCC or FRB or contained in the filings of the Company under the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that accounting principles employed in such regulatory filings with the OCC and the FRB conform to the requirements of the OCC or the FRB, as applicable, and not necessarily to GAAP. The other financial, statistical and pro forma information and related notes included in the Prospectus present fairly the information shown therein on a basis consistent with the audited and unaudited consolidated financial statements of the Company included in the Prospectus, and as to the pro forma adjustments, the adjustments made therein have been properly applied on the basis described therein.

(v)         Each of the Town Parties carries, or is covered by, insurance in such amounts and covering such risks as are prudent and customary in the business in which they are engaged, and all policies of insurance insuring the Company or the Bank are in full force and effect.  Each Town Party is in compliance with the terms of such insurance policies and instruments in all material respects and there are no claims by any of them under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause.  No Town Party has been refused any insurance coverage sought or applied for, nor has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.

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(w)          Since the respective dates as of which information is given in the Prospectus: (i) there has not been any material adverse change, financial or otherwise, in the financial condition, earnings, capital, properties, business or prospects of the Town Parties considered as one enterprise, whether or not arising in the ordinary course of business; (ii) there has not been any material increase in the long-term debt of the Town Parties considered as one enterprise, or in the principal amount of assets which are classified by any of such entities as impaired, substandard, doubtful or loss or in loans past due 90 days or more or real estate acquired by foreclosure, by deed-in-lieu of foreclosure or deemed in-substance foreclosure or any material decrease in equity capital or total assets of the Town Parties considered as one enterprise, nor have any of the Town Parties issued any securities or incurred any liability or obligation for borrowing other than in the ordinary course of business, except as described in the Prospectus; (iii) there have not been any material transactions entered into by any of the Town Parties; (iv) there has been no material adverse change in any of the Town Parties’ relationship with its insurance carriers, including, without limitation, cancellation or other termination of any fidelity bond or any other type of insurance coverage; (v) there has been no material change in management of any of the Town Parties; (vi) none of the Town Parties has sustained any material loss or interference with their respective businesses or properties from fire, flood, windstorm, earthquake, accident or other calamity, whether or not covered by insurance; (vii) the Town Parties have not defaulted in the payment of principal or interest on any outstanding debt obligations; (viii) except as disclosed in or contemplated by the Prospectus there has been no dividend or distribution of any kind declared, paid or made by the Town Parties on any class of their capital stock; (ix) the capitalization, liabilities, assets, properties and business of the Town Parties conform in all material respects to the descriptions thereof contained in the Prospectus; and (x) the Town Parties have no material liabilities, contingent or otherwise, except as set forth in the Prospectus.

(x)          None of the Town Parties is currently in violation of its respective articles of incorporation or charter, as applicable, or its bylaws, or will be in violation of its articles of incorporation or charter, as applicable, or its bylaws, upon completion of the Conversion Merger. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated will not: (i) conflict with or constitute a breach of, or default under, or result in the creation of any lien, charge or encumbrance upon any of the assets of any of the Town Parties pursuant to its articles of incorporation or charter, as applicable, or bylaws or any contract, lease or other instrument in which any of the Town Parties has a beneficial interest or to which it is a party, or any law or statute or any order, rule or regulation of any Governmental Authority having jurisdiction over any of the Town Parties or any of their properties; (ii) violate any authorization, approval, judgment, decree, order, statute, rule or regulation applicable to any of the Town Parties, except for such violations which would not have a Material Adverse Effect on the Town Parties, taken as a whole; or (iii) result in the creation of any material lien, charge or encumbrance upon any property of any of the Town Parties.

(y)          Except as disclosed in the Prospectus, each of the Town Parties is conducting its respective business in compliance with all statutes, laws, rules, regulations, judgments, decisions, directives, orders and decrees of any Governmental Authority (including,

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without limitation, all regulations and orders of, or agreements with the FRB and the OCC) applicable to it, except where the failure to so comply would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on the Town Parties, taken as a whole.

(z)          No consent, approval, authorization, order, registration or qualification of or with any Governmental Authority is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration of the Shares under the Securities Act and the Exchange Act, as may be required under the rules and regulations of FINRA and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the offer, sale, purchase or distribution of the Shares.

(aa)         No Town Party, or, to the their knowledge, any director, officer, agent, employee or affiliate of any Town Party, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(bb)         All documents made available or delivered by, or to be made available to or delivered by a Town Party or its representative in connection with the issuance and sale of the Shares, or in connection with the Agent’s exercise of due diligence, except for those documents which were prepared by parties other than the Town Parties or their representatives, to the knowledge of the Town Parties, were, on the dates on which they were delivered, or will be on the dates on which they are to be delivered, true, complete and correct in all material respects.

(cc)         Upon consummation of the Offering and the Conversion Merger, the authorized, issued and outstanding equity capital of the Company will be within the range set forth in the Prospectus under the caption “CAPITALIZATION,” and no Shares have been or will be issued and outstanding prior to the Closing Date; the Shares will have been duly and validly authorized for issuance and, when issued and delivered by the Company pursuant to the Plan against payment of the consideration calculated as set forth in the Plan and in the Prospectus, will be duly and validly issued, fully paid and non-assessable; except to the extent that subscription rights and priorities pursuant thereto exist pursuant to the Plan, no preemptive rights exist with respect to the Shares; and the terms and provisions of the Shares will conform in all material respects to the description thereof contained in the Prospectus.  Upon the issuance of the Shares, good title to the Shares will be transferred from the Company to the purchasers thereof against payment therefor, subject to such claims as may be asserted against the purchasers thereof by third-party claimants.

(dd)         No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default, on the part of any of the Town Parties in the due performance and observance of any term, covenant, agreement, obligation, representation, warranty or condition of any indenture, mortgage, deed of trust, note,

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bank loan or credit agreement, lease, license, permit or any other instrument or agreement to which any of the Town Parties is a party or by which any of them or any of their respective property is bound or affected, which, in any such case, could have, individually or in the aggregate with other breaches, violations or defaults, a Material Adverse Effect on the Town Parties, taken as a whole; each of such agreements is in full force and effect and is the legal, valid and binding agreement of such Town Party, as applicable, and, to the knowledge of each Town Party, the other parties thereto, and is enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity; and no other party to any such agreement has instituted or, to the knowledge of any Town Party, threatened any action or proceeding wherein any Town Party would or might be alleged to be in default thereunder where such action or proceeding, if determined adversely to such Town Party, would have a Material Adverse Effect on the Town Parties, taken as a whole. There are no contracts or documents that are required to be filed as exhibits to the Registration Statement or described in the Prospectus, which are not so filed or described as required, and such contracts and documents as are summarized in the Prospectus are fairly summarized in all material respects. No Town Party has sent or received any notice indicating the termination of or intention to terminate any of the contracts or agreements referred to or described in the Prospectus or Registration Statement, or filed as an exhibit to the Holding Company Waiver Request, the Interagency Application or the Registration Statement, and, to the knowledge of each Town Party, no such termination has been threatened by any party to any such contract or agreement.

(ee)         Subsequent to the date the Prospectus is authorized for use by the OCC and the Registration Statement is declared effective by the SEC, and prior to the Closing Date, except as otherwise may be indicated or contemplated in the Prospectus, none of the Town Parties has or will have issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except borrowings from the same or similar sources indicated in the Prospectus in the ordinary course of its business.

(ff)         No Town Party maintains any “pension plan,” as defined in the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), except as may be disclosed in the Registration Statement and the Prospectus. In addition, (i) the employee benefit plans, including any pension plans and employee welfare benefit plans, of the Town Parties (the “Employee Plans”) have been operated in compliance with the applicable provisions of ERISA, the Internal Revenue Code of 1986, as amended (the “Code”), all regulations, rulings and announcements promulgated or issued thereunder and all other applicable laws and governmental regulations, (ii) no reportable event under Section 4043(c) of ERISA has occurred with respect to any Employee Plan of the Town Parties for which the reporting requirements have not been waived by the Pension Benefit Guaranty Corporation, (iii) no prohibited transaction under Section 406 of ERISA, for which an exemption does not apply, has occurred with respect to any Employee Plan of the Town Parties and (iv) all Employee Plans of the Town Parties that are group health plans have been operated in compliance with the group health plan continuation coverage requirements of Section 4980B of the Code, except to the extent such noncompliance, reportable event or prohibited transaction would not have, individually or in the

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aggregate, a Material Adverse Effect on the Town Parties, taken as a whole. There are no pending or, to the knowledge of the Town Parties, threatened, claims by or on behalf of any Employee Plan of the Town Parties, by any employee or beneficiary covered under any such Employee Plan or by any Governmental Authority, or otherwise involving such Employee Plans or any of their respective fiduciaries (other than for routine claims for benefits).

(gg)         No approval of any Governmental Authority is required in connection with the execution and delivery by Town Parties of this Agreement, the completion of the Conversion Merger, or the issuance of the Shares, except for the approval of the OCC and the grant of a waiver by the FRB, declaration of effectiveness of the Registration Statement by the SEC and any necessary qualification, notification, registration or exemption under the securities or blue sky laws of the various states in which the Shares are to be offered, and except as may be required under the rules and regulations of FINRA.

(hh)         Crowe Horwath LLP, which has certified the audited financial statements of the Company included in the Prospectus, has advised the Company in writing that they are, with respect to the Company, independent registered public accountants within the applicable rules of the Public Company Accounting Oversight Board (United States) and the OCC.

(ii)         The Town Parties have timely filed or extended all required federal, state and local tax returns; paid all taxes that have become due and payable in respect of such returns or otherwise, except where permitted to be extended or where such taxes may be contested in good faith; have made adequate reserves for similar future tax liabilities; and no deficiency has been asserted with respect thereto by any taxing authority. None of the Town Parties has any knowledge of any tax deficiency which has been or might be assessed against it which, if the subject of an unfavorable decision, ruling or finding, could have, individually or in the aggregate with other tax deficiencies, a Material Adverse Effect on the Town Parties, taken as a whole. All material tax liabilities have been adequately provided for in the financial statements of the Company in accordance with GAAP. There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement by the Town Parties or with the issuance or sale by the Company of the Shares.

(jj)         To the extent applicable, all disclosures contained in the Registration Statement and the Prospectus, including the documents incorporated by reference therein, regarding “non-GAAP financial measures” (as such term is defined by the Securities Act) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act.

(kk)         The Bank is in compliance in all material respects with the applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, and the regulations and rules thereunder. The Bank has established compliance programs and are in compliance in all material respects with

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the requirements of the USA PATRIOT Act and all applicable regulations promulgated thereunder, and, except as disclosed in the Prospectus, there is no charge, investigation, action, suit or proceedings before any Governmental Authority pending or, to the knowledge of the Bank, threatened regarding the Bank’s compliance with the USA PATRIOT Act or any regulations promulgated hereunder.

(ll)         All Sales Information (as defined in Section 11(a)) used by the Company in connection with the Offering that is required by the OCC, FRB or the SEC to be filed has been filed with the OCC, FRB or the SEC, as applicable.

(mm)         None of the Town Parties or, to the knowledge of the Town Parties any employee of any of the Town Parties, has made any payment of funds of the Town Parties as a loan to any person for the purchase of Shares or has made any other payment of funds prohibited by law, and no funds have been set aside to be used for any payment prohibited by law.

(nn)         None of the Town Parties have: (i) issued any securities within the last 18 months (except for notes to evidence bank loans and reverse repurchase agreements or other liabilities in the ordinary course of business or as described in the Prospectus); (ii) had any material dealings within the 12 months prior to the date hereof with any member of FINRA, or any person related to or associated with such member, other than discussions and meetings relating to the proposed Offering and routine purchases and sales of United States government and agency and other securities in the ordinary course of business; (iii) entered into a financial or management consulting agreement except as contemplated hereunder; or (iv) engaged any intermediary between the Agent and the Primary Parties in connection with the offering of the Shares, and no person is being compensated in any manner for such service.

(oo)         The Town Parties have not relied upon the Agent or its legal counsel for any legal, tax or accounting advice in connection with the Offering or the Conversion Merger.

(pp)         None of the Town Parties is, or, after giving effect to the offering and sale of the Shares, and after receipt of payment for the Shares and the application of the proceeds thereof, will be an “investment company,” an entity “controlled” by an “investment company” or an “investment adviser” within the meaning of the Investment Company Act of 1940, as amended, or the Investment Advisers Act of 1940, as amended.

(qq)         The Town Parties own, or have valid, binding, enforceable and sufficient licenses or other rights to use the patents and patent applications, copyrights, trademarks, service marks, trade names, technology, know-how (including trade secrets and other unpatented and/or unpatentable proprietary rights) and other intellectual property necessary or used in any material respect to conduct their business in the manner in which it is being conducted and in the manner in which it is contemplated as set forth in the Prospectus (collectively, the “Town Parties’ Intellectual Property”).  The Town Parties’ Intellectual Property is valid, subsisting and enforceable, and none of the patents owned or licensed by the Town Parties is unenforceable or invalid.  To the Town Parties’ knowledge, no Town Party has infringed or otherwise violated any intellectual property rights of any

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third person nor is obligated to pay a royalty, grant a license, or provide other consideration to any third party in connection with any of the Town Parties’ Intellectual Property.  No person has asserted in writing, or to the Town Parties’ knowledge, threatened to assert any claim against, or notified, the Town Parties that (i) the Town Parties have infringed or otherwise violated any intellectual property rights of any third person, (ii) the Town Parties are in breach or default of any contract under which any of the Town Parties’ Intellectual Property is provided, (iii) such person will terminate a contract described in clause (ii) or adversely alter the scope of the rights provided thereunder or (iv) otherwise concerns the ownership, enforceability, validity, scope, registerability, interference, use or the right to use, any of the Town Parties’ Intellectual Property.  To the knowledge of each Town Party, no third party is infringing or otherwise violating any of the Town Parties’ Intellectual Property.

(rr)         None of the Town Parties, or any properties owned or operated by them, is in violation of, or liable under, any Environmental Law (as defined below), except for such violations or liabilities that, individually or in the aggregate, would not have a Material Adverse Effect on the Town Parties, taken as a whole. There are no actions, suits or proceedings, or demands, claims, notices or investigations (including, without limitation, notices, demand letters or requests for information from any environmental agency) instituted or pending or, to the knowledge of the Town Parties, threatened relating to the liability of any property owned or operated by them under any Environmental Law. To the knowledge of the Town Parties, there are no events or circumstances that could form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Primary Parties relating to any Environmental Law. For purposes of this subsection, the term “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, order, judgment, decree, injunction or agreement with any regulatory authority relating to (i) the protection, preservation or restoration of the environment (including, without limitation, air, water, vapor, surface water, groundwater, drinking water supply, surface soil, subsurface soil, plant and animal life or any other natural resource), and/or (ii) the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of any substance presently listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated, whether by type or by quantity, including any material containing any such substance as a component.

(ss)         The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accounts or assets are compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

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(tt)         The books, records and accounts and systems of internal accounting control of the Company comply in all material respects with the requirements of Section 13(b)(2) of the Exchange Act. The Company has established and maintains “disclosure controls and procedures” (as defined in Rule 13a-15(e) and Rule 15d-15(e) under the Exchange Act) that are effective in ensuring that the information it will be required to disclose in the reports it files or submits under the Exchange Act is accumulated and communicated to the Company’s management (including the Company’s chief executive officer and chief financial officer) in a timely manner and recorded, processed, summarized and reported within the periods specified in the SEC’s rules and forms under the Exchange Act. To the knowledge of the Company, Crowe Horwath LLP and the Audit Committee of the Board of Directors have been advised of: (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal accounting controls.  Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no changes in internal control over financial reporting that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

(uu)         Except as described in the Prospectus, no Town Party is subject or is party to, or has received any notice or advice that any of them may become subject or party to, any investigation with respect to, any corrective, suspension or cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been a recipient of any supervisory letter from (including, without limitation, any notification from the OCC or the FRB of a proposal to increase the minimum capital requirements of a Town Party) or has adopted any board resolutions at the request of, any Regulatory Agency (as defined below) that currently relates to or restricts in any material respect the conduct of their business or that in any manner relates to their capital adequacy, credit policies or management (each, a “Regulatory Agreement”), nor has any Town Party been advised by any Regulatory Agency that such Regulatory Agency is considering issuing or requesting any such Regulatory Agreement. There is no unresolved violation, criticism or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of the Company or the Bank which, in the reasonable judgment of the Town Parties, is expected to result in a material adverse effect. The term “Regulatory Agency” means any Governmental Authority having supervisory or regulatory authority with respect to the Town Parties, including, but not limited to, the OCC, the FRB, the FDIC and any federal or state agency charged with the supervision or regulation of depository institutions or holding companies of depository institutions, or engaged in the insurance of deposits.

(vv)         Other than as set forth in the Prospectus, there are no legal or governmental actions, suits, investigations or proceedings before or by any Governmental Authorities, now pending or, to the Town Parties’ knowledge, threatened or contemplated by Governmental Authorities or threatened by others, to which any Town Party is a party or

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of which any property or asset of any Town Party is the subject (i) that are required to be disclosed in the Registration Statement by the Securities Act or by the Securities Act Regulations and not disclosed therein, or (ii) which, if determined adversely to such Town Party, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Town Parties, taken as a whole.

(ww)         Neither the Company nor any affiliate of the Company nor any person acting on their behalf has taken, nor will take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company.

(xx)           No relationship, direct or indirect, exists between or among any Town Party, on the one hand, and the directors, officers, shareholders, customers or suppliers of such Town Party, on the other, that is required by the Securities Act to be described in the Registration Statement or Prospectus and that is not so described.

(yy)         Except as described in the Prospectus, there are no material off-balance sheet transactions, arrangements, obligations (including contingent obligations), or any other relationships with unconsolidated entities or other persons, that may have a material current or future effect on the Company’s consolidated financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses.

(zz)          The Company is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act applicable to it and will comply with those provisions of the Sarbanes-Oxley Act that will become effective in the future upon their effectiveness.  The Company is in compliance in all material respects with the applicable rules and regulations of the NASDAQ.

(aaa)        All of the loans represented as assets of the Town Parties in the Registration Statement or Prospectus meet or are exempt from all requirements of federal, state and local law pertaining to lending, including, without limitation, truth in lending (including the requirements of Regulation Z and 12 C.F.R. Part 226), real estate settlement procedures, consumer credit protection, equal credit opportunity and all disclosure laws applicable to such loans, except for violations which, if asserted, would not have a Material Adverse Effect on the Town Parties, taken as a whole.

(bbb)        To the Town Parties’ knowledge, there are no affiliations or associations between any member of FINRA and any of the Town Parties’ officers, directors or 5% or greater security holders.

(ccc)        The Company has taken all actions necessary to obtain at the Closing Date a blue sky memorandum from Luse Gorman.

(ddd)        Any certificates signed by an officer of the Company pursuant to the terms and conditions of this Agreement and delivered to the Agent or its counsel that refer to this Agreement shall be deemed to be a representation and warranty by the Company to the

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Agent as to the matters covered thereby with the same effect as if such representation and warranty were set forth herein.

Section 5. Representations and Warranties of Commonwealth.  Commonwealth represents and warrants to and agrees with the Agent as follows:

(a)          The Prospectus and any further amendments or supplements to the Prospectus will conform, in all material respects to the requirements of the Conversion Regulations and the rules and regulations of the OCC.

(b)          Commonwealth has not, directly or indirectly, distributed or otherwise used, and will not, without the prior consent of the Agent, directly or indirectly distribute or otherwise use, any prospectus, any “free writing prospectus” (as defined in Rule 405 of the 1933 Act Regulations) or other offering material (including, without limitation, content on Commonwealth’s website that may be deemed to be a prospectus, free writing prospectus or other offering material) in connection with the Offering and the sale of the Shares.

(c)          Commonwealth is a duly organized and validly existing federally chartered savings association in mutual form and is duly authorized to conduct its business as described in the Prospectus.  No shares of stock or other equity securities of Commonwealth are currently, and none will be, issued and outstanding prior to the issuance by Commonwealth of its common stock to the Company in connection with the Conversion Merger.  The activities of Commonwealth are permitted by the rules, regulations and practices of the OCC.  Commonwealth has obtained all licenses, permits and other governmental authorizations currently required for the conduct of its business, except those that individually or in the aggregate would not have a Material Adverse Effect on Commonwealth, and all such licenses, permits and other governmental authorizations are in full force and effect.  Commonwealth is duly qualified as a foreign corporation to transact business in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect on Commonwealth. All of the issued and outstanding capital stock of Commonwealth issued in the Conversion Merger will be duly and validly issued to the Company and, when issued and delivered by Commonwealth pursuant to the Plan against payment of the consideration in accordance with the Plan, will be fully paid and nonassessable.  As of the completion of the Conversion, prior to the Merger, the Company will directly own all of the outstanding capital stock of Commonwealth free and clear of any mortgage, pledge, lien, encumbrance, claim or restriction of any kind. Commonwealth does not own equity securities or any equity interest in any other business enterprise other than Commonwealth Diversified Services, Inc., which has no operations.

(d)          The Conversion Application, including the Prospectus and the proxy statement for the solicitation of proxies from the members of Commonwealth for the special meeting to approve the Plan (the “Proxy Statement”), which was prepared by Commonwealth and filed with the OCC, has been approved by the OCC and the related Prospectus, Proxy Statement and supplemental sales literature have been authorized for use by the OCC.  No stop order has been issued by the OCC preventing or suspending the use of the

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Prospectus or the proxy statement and no proceedings therefor have been initiated or, to the knowledge of Commonwealth, threatened by the OCC.  At the time of the approval of the Conversion Application, including the Prospectus and Proxy Statement contained therein (including any amendment or supplement), by the OCC and at all times subsequent thereto until the Closing Date, the Conversion Application, including the Prospectus and Proxy Statement (including any amendment or supplement thereto), will comply in all material respects with the Conversion Regulations and the rules and regulations of the OCC, except to the extent waived or otherwise approved by the OCC.  At the time of approval of the Conversion Application and at all times subsequent thereto until the Closing Date, the Conversion Application, including the Prospectus and Proxy Statement (including any amendment or supplement thereto) and any information regarding Commonwealth contained in Sales Information authorized by Commonwealth for use in connection with the Offering, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and at the Closing Date, the Prospectus (including any amendment or supplement thereto) and any information regarding Commonwealth contained in Sales Information will contain all statements that are required to be stated therein and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to Commonwealth or the Company by the Agent or its counsel expressly regarding the Agent for use in the Prospectus in the first sentence of the first paragraph under the caption “Plan of Distribution; Selling Agent Compensation”.

(e)          Commonwealth has filed the Prospectus and any supplemental sales literature with the OCC.  Other than the approval of the OCC, no approval of any other Governmental Authority is required in connection with the distribution of the Prospectus and any supplemental sales literature that has not been obtained and a copy of which has been delivered to the Agent. Commonwealth has not distributed any offering material in connection with the Offering except for the Prospectus and the Registration Statement and any supplemental sales material that has been filed with the Conversion Application and authorized for use by the OCC.  The information contained in the supplemental sales material does not conflict in any material respect with information contained in the Conversion Application and the Prospectus.

(f)          The records used by Commonwealth to determine the identities of Eligible Account Holders, Supplemental Eligible Account Holders and Other Members are true, accurate and complete in all material respects.

(g)          Keller & Company, Inc., which has prepared the Appraisal, has advised Commonwealth in writing that it is independent of Commonwealth within the meaning of the Conversion Regulations and is believed by Commonwealth to be experienced and expert in the valuation and the appraisal of business entities, including savings institutions, and, to Commonwealth’s knowledge, Keller & Company, Inc. has prepared

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the pricing information set forth in the Prospectus in accordance with the requirements of the Conversion Regulations.

(h)          Any statistical and market related data regarding Commonwealth contained in any Permitted Free Writing Prospectus (as hereinafter defined), the Prospectus and the Registration Statement are based on or derived from sources which Commonwealth believes were reliable and accurate at the time they were filed with the SEC. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) with respect to Commonwealth contained in the Registration Statement, the Prospectus, or any Permitted Free Writing Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(i)          Each of the Interagency Application and the Conversion Application have been approved by the OCC and such approvals remain in full force and effect.  All required waiting periods have elapsed and all conditions of such approvals have been satisfied.  The Interagency Application and the Conversion Application did and will comply as to form in all material respects with all applicable rules and regulations of the OCC (except as modified or waived by the OCC).

(j)          Other than the approval of the Conversion Application and the Interagency Application by the OCC, no applications or notices are required to be filed by Commonwealth with, and no approvals, authorizations or non-objections are required by Commonwealth from, the SEC, the OCC, the FRB or any other Governmental Authority with respect to the Conversion Merger.

(k)          The Plan has been adopted by the Board of Directors of Commonwealth, and the offer and sale of the Shares will have been conducted in all material respects in accordance with the Plan, the Conversion Regulations, the Applications and all other applicable laws, regulations, decisions and orders, including all terms, conditions, requirements and provisions precedent to the Conversion Merger imposed upon Commonwealth by any Governmental Authority, except to the extent waived or otherwise approved by such Governmental Authority, and in the manner described in the Prospectus. To the knowledge of Commonwealth, no person has sought to obtain review of the final action of the OCC or any other Governmental Authority in approving the Conversion Merger or in not objecting thereto.

(l)          Except as described in the Prospectus or as prohibited by applicable law, there are no encumbrances or restrictions or requirements or material legal restrictions or requirements required to be described therein, on the ability of Commonwealth (i) to make any distributions or to pay any indebtedness owed to another party, (ii) to make any loans or advances to, or investments in, another party or (iii) to transfer any of its property or assets to another party.

(m)          Commonwealth has properly administered all accounts for which it acts as a fiduciary, including but not limited to accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents and applicable state and federal

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law and regulation, except where the failure to do so would not have a Material Adverse Effect on Commonwealth. Neither Commonwealth nor any of its directors, officers or employees has committed any material breach of trust with respect to any such fiduciary account, and the accountings for each such fiduciary account are true and correct in all material respects and accurately reflect the assets of such fiduciary account in all material respects.

(n)          Commonwealth is a member of the FHLB-Cincinnati.  The deposit accounts of Commonwealth are, and until the Conversion Merger will be, insured by the FDIC up to the applicable limits, and no proceedings for the termination or revocation of such insurance are pending or, to the knowledge of Commonwealth, threatened.

(o)          Except for Commonwealth Diversified Services, Inc., Commonwealth does not have, and at the Closing Date will not have, any direct or indirect subsidiaries

(p)          Commonwealth has good and marketable title to all real property and good title to all other assets material to its business, financial condition, results of operations, capital, properties and assets, in each case free and clear of all liens, charges, encumbrances, restrictions or other claims or as would not be reasonably expected to have a Material Adverse Effect on Commonwealth; and all of the leases and subleases material to the business of Commonwealth are in full force and effect.

(q)          Commonwealth has all such power, authority, authorizations, approvals and orders as may be required to enter into this Agreement and to carry out the provisions and conditions hereof.  The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated have been duly and validly authorized by all necessary corporate action on the part of Commonwealth. This Agreement has been validly executed and delivered by Commonwealth and, assuming due execution and delivery by the Agent and the Town Parties, is the valid, legal and binding agreement of Commonwealth, enforceable in accordance with its terms (except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally or the rights of creditors of savings associations, the accounts of whose subsidiaries are insured by the FDIC, or by general equity principles, regardless of whether such enforceability is considered in a proceeding in equity or at law, and except to the extent, if any, that the provisions of Sections 11 and 12 hereof may be unenforceable as against public policy or pursuant to applicable Federal law and the rules and regulations of the OCC).

(r)          Commonwealth has all such power, authority, authorizations, approvals and orders as may be required to enter into the Merger Agreement and to carry out the provisions and conditions thereof.  The execution, delivery and performance of ththe Merger Agreement and the consummation of the transactions therein contemplated have been duly and validly authorized by all necessary corporate action on the part of Commonwealth.  The Merger Agreement has been validly executed and delivered by Commonwealth and, assuming the due execution thereof by each of the Town Parties, is

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the valid, legal and binding agreement of Commonwealth, enforceable in accordance with its terms.

(s)          Except as previously disclosed to the Agent and the Town Parties, Commonwealth is not in violation of any directive received from the OCC or any other Governmental Authority to make any material change in the method of conducting its business so as to comply in all material respects with all applicable statutes and regulations (including, without limitation, regulations, decisions, directives and orders of the OCC) and there is no suit or proceeding or charge or action before or by any court, regulatory authority or governmental agency or body, pending or, to the knowledge of Commonwealth, threatened, which would reasonably be expected to materially and adversely affect the Conversion Merger, the performance of this Agreement, or the consummation of the transactions contemplated in the Plan and the Merger Agreement as described in the Registration Statement, or which might result in any Material Adverse Effect on Commonwealth.

(t)          The other financial, statistical and pro forma information and related notes included in the Prospectus regarding Commonwealth present fairly the information shown therein on a basis consistent with the unaudited financial statements of Commonwealth.

(u)          Commonwealth carries, or is covered by, insurance in such amounts and covering such risks as are prudent and customary in the business in which it is engaged, and all policies of insurance insuring the Commonwealth are in full force and effect.  Commonwealth is in compliance with the terms of such insurance policies and instruments in all material respects and there are no claims by Commonwealth under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause.  Commonwealth has not been refused any insurance coverage sought or applied for, nor has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.

(v)         Since the respective dates as of which information is given in the Prospectus: (i) there has not been any material adverse change, financial or otherwise, in the financial condition, earnings, capital, properties, business or prospects of Commonwealth, whether or not arising in the ordinary course of business; (ii) there has not been any material increase in the long-term debt of Commonwealth or in the principal amount of assets which are classified by Commonwealth as impaired, substandard, doubtful or loss or in loans past due 90 days or more or real estate acquired by foreclosure, by deed-in-lieu of foreclosure or deemed in-substance foreclosure or any material decrease in equity capital or total assets of Commonwealth, nor has Commonwealth issued any securities or incurred any liability or obligation for borrowing other than in the ordinary course of business, except for shares issued to the Company by Commonwealth in connection with the Conversion; (iii) there have not been any material transactions entered into by Commonwealth; (iv) there has been no material adverse change in Commonwealth’s relationship with its insurance carriers, including, without limitation, cancellation or other

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termination of any fidelity bond or any other type of insurance coverage; (v) there has been no material change in management of Commonwealth; (vi) Commonwealth has not sustained any material loss or interference with its business or properties from fire, flood, windstorm, earthquake, accident or other calamity, whether or not covered by insurance; (vii) Commonwealth has not defaulted in the payment of principal or interest on any outstanding debt obligations; (viii) there has been no distribution of any kind declared, paid or made by Commonwealth; (ix) the capitalization, liabilities, assets, properties and business of Commonwealth conform in all material respects to the descriptions thereof contained in the Prospectus; and (x) Commonwealth has no material liabilities, contingent or otherwise, except as reflected in the Prospectus.

(w)          Commonwealth is not currently in violation of its charter or its bylaws, or will be in violation of its charter or its bylaws, upon completion of the Conversion. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated will not: (i) conflict with or constitute a breach of, or default under, or result in the creation of any lien, charge or encumbrance upon any of the assets of Commonwealth pursuant to its charter or bylaws or any contract, lease or other instrument in which Commonwealth has a beneficial interest or to which it is a party, or any law or statute or any order, rule or regulation of any Governmental Authority having jurisdiction over Commonwealth or any of its properties; (ii) violate any authorization, approval, judgment, decree, order, statute, rule or regulation applicable to Commonwealth, except for such violations which would not have a Material Adverse Effect on Commonwealth; or (iii) result in the creation of any material lien, charge or encumbrance upon any property of Commonwealth.

(x)          Except as disclosed in the Prospectus, Commonwealth is conducting its business in compliance with all statutes, laws, rules, regulations, judgments, decisions, directives, orders and decrees of any Governmental Authority (including, without limitation, all regulations and orders of, or agreements with the OCC) applicable to it, except where the failure to so comply would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Commonwealth.

(y)          Neither Commonwealth nor, to Commonwealth’s knowledge, any director, officer, agent, employee or affiliate of Commonwealth, is currently subject to any U.S. sanctions administered by OFAC.

(z)          All documents made available or delivered by ,or to be made available to or delivered by Commonwealth or its representatives in connection with the Conversion Merger or the Offering, or in connection with the Agent’s exercise of due diligence, except for those documents which were prepared by parties other than Commonwealth or its representatives, to the knowledge of Commonwealth, were, on the dates on which they were delivered, or will be on the dates on which they are to be delivered, true, complete and correct in all material respects.

(aa)         No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default, on the part of Commonwealth in the due performance and observance of any term, covenant, agreement, obligation, representation, warranty or

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condition of any indenture, mortgage, deed of trust, note, bank loan or credit agreement, lease, license, permit or any other instrument or agreement to Commonwealth is a party or by which Commonwealth or any of its property is bound or affected, which, in any such case, could have, individually or in the aggregate with other breaches, violations or defaults, a Material Adverse Effect on Commonwealth; each of such agreements is in full force and effect and is the legal, valid and binding agreement of Commonwealth, and, to the knowledge of Commonwealth, the other parties thereto, and is enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity; and no other party to any such agreement has instituted or, to the knowledge of Commonwealth, threatened any action or proceeding wherein Commonwealth would or might be alleged to be in default thereunder where such action or proceeding, if determined adversely to Commonwealth, would have a Material Adverse Effect on Commonwealth.  Commonwealth has not sent or received any notice indicating the termination of or intention to terminate any of the contracts or agreements referred to or described in the Prospectus or Registration Statement, or filed as an exhibit to the Applications or Registration Statement, and, to the knowledge of Commonwealth, no such termination has been threatened by any party to any such contract or agreement.

(bb)         Subsequent to the date the Prospectus is authorized for use by the OCC and the Registration Statement is declared effective by the SEC and prior to the Closing Date, except as otherwise may be indicated or contemplated in the Prospectus, Commonwealth will not have issued any securities (other than shares issued to the Company in the Conversion) or incurred any liability or obligation, direct or contingent, for borrowed money, except borrowings in the ordinary course of its business.

(cc)         Commonwealth does not maintain any “pension plan,” as defined in ERISA. In addition, (i) the Employee Plans of Commonwealth have been operated in compliance with the applicable provisions of ERISA, the Code, all regulations, rulings and announcements promulgated or issued thereunder and all other applicable laws and governmental regulations, (ii) no reportable event under Section 4043(c) of ERISA has occurred with respect to any Employee Plan of Commonwealth for which the reporting requirements have not been waived by the Pension Benefit Guaranty Corporation, (iii) no prohibited transaction under Section 406 of ERISA, for which an exemption does not apply, has occurred with respect to any Employee Plan of Commonwealth and (iv) all Employee Plans that are group health plans have been operated in compliance with the group health plan continuation coverage requirements of Section 4980B of the Code, except to the extent such noncompliance, reportable event or prohibited transaction would not have, individually or in the aggregate, a Material Adverse Effect on Commonwealth. There are no pending or, to the knowledge of Commonwealth, threatened, claims by or on behalf of any Employee Plan, by any employee or beneficiary covered under any such Employee Plan or by any Governmental Authority, or otherwise involving such Employee Plans or any of their respective fiduciaries (other than for routine claims for benefits).

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(dd)         No approval of any Governmental Authority is required in connection with the execution and delivery by Commonwealth of this Agreement, the completion of the Conversion Merger, or the issuance of the Shares, except for the approvals of the OCC and FRB, declaration of effectiveness of the Registration Statement by the SEC and any necessary qualification, notification, registration or exemption under the securities or blue sky laws of the various states in which the Shares are to be offered, and except as may be required under the rules and regulations of FINRA.

(ee)         Commonwealth has timely filed or extended all required federal, state and local tax returns; paid all taxes that have become due and payable in respect of such returns or otherwise, except where permitted to be extended or where such taxes may be contested in good faith; have made adequate reserves for similar future tax liabilities; and no deficiency has been asserted with respect thereto by any taxing authority. Commonwealth does not have any knowledge of any tax deficiency which has been or might be assessed against it which, if the subject of an unfavorable decision, ruling or finding, could have, individually or in the aggregate with other tax deficiencies, a Material Adverse Effect on Commonwealth. All material tax liabilities have been adequately provided for in the financial statements of Commonwealth in accordance with GAAP. There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement by Commonwealth.

(ff)         Commonwealth is in compliance in all material respects with the applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, and the regulations and rules thereunder. Commonwealth has established compliance programs and is in compliance in all material respects with the requirements of the USA PATRIOT Act and all applicable regulations promulgated thereunder, and, except as disclosed in the Prospectus, there is no charge, investigation, action, suit or proceedings before any Governmental Authority pending or, to the knowledge of Commonwealth, threatened regarding Commonwealth’s compliance with the USA PATRIOT Act or any regulations promulgated hereunder

(gg)         Neither Commonwealth nor, to the knowledge of Commonwealth, any employee of Commonwealth, has made any payment of funds of Commonwealth as a loan to any person for the purchase of Shares or has made any other payment of funds prohibited by law, and no funds have been set aside to be used for any payment prohibited by law.

(hh)         Commonwealth has not (i) issued any securities within the last 18 months (except for (A) shares issued by Commonwealth to the Company in connection with the Conversion and (B) notes to evidence bank loans and reverse repurchase agreements or other liabilities in the ordinary course of business or as described in the Prospectus); (ii) had any material dealings within the 12 months prior to the date hereof with any member of FINRA, or any person related to or associated with such member, other than discussions and meetings relating to the Conversion Merger and the proposed Offering and routine purchases and sales of United States government and agency and other securities in the ordinary course of business; or (iii) entered into a financial or management consulting agreement except as contemplated hereunder.

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(ii)         Commonwealth has not relied upon the Agent or its legal counsel for any legal, tax or accounting advice in connection with the Offering or the Conversion Merger.

(jj)         Commonwealth owns, or has valid, binding, enforceable and sufficient licenses or other rights to use the patents and patent applications, copyrights, trademarks, service marks, trade names, technology, know-how (including trade secrets and other unpatented and/or unpatentable proprietary rights) and other intellectual property necessary or used in any material respect to conduct its business in the manner in which it is being conducted and in the manner in which it is contemplated as set forth in the Prospectus (collectively, “Commonwealth’s Intellectual Property”).  Commonwealth’s Intellectual Property is valid, subsisting and enforceable, and none of the patents owned or licensed by Commonwealth is unenforceable or invalid.  To Commonwealth’s knowledge, Commonwealth has not infringed or otherwise violated any intellectual property rights of any third person nor is obligated to pay a royalty, grant a license, or provide other consideration to any third party in connection with any of Commonwealth’s Intellectual Property.  No person has asserted in writing, or to Commonwealth’s knowledge, threatened to assert any claim against, or notified, Commonwealth that (i) Commonwealth has infringed or otherwise violated any intellectual property rights of any third person, (ii) Commonwealth is in breach or default of any contract under which any of Commonwealth’s Intellectual Property is provided, (iii) such person will terminate a contract described in clause (ii) or adversely alter the scope of the rights provided thereunder or (iv) otherwise concerns the ownership, enforceability, validity, scope, registerability, interference, use or the right to use, any of Commonwealth’s Intellectual Property.  To the knowledge of Commonwealth, no third party is infringing or otherwise violating any of Commonwealth’s Intellectual Property.

(kk)         Neither Commonwealth, nor any properties owned or operated by it, is in violation of, or liable under, any Environmental Law (as previously defined), except for such violations or liabilities that, individually or in the aggregate, would not have a Material Adverse Effect on Commonwealth. There are no actions, suits or proceedings, or demands, claims, notices or investigations (including, without limitation, notices, demand letters or requests for information from any environmental agency) instituted or pending or, to the knowledge of Commonwealth, threatened relating to the liability of any property owned or operated by it under any Environmental Law. To the knowledge of Commonwealth, there are no events or circumstances that could form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting Commonwealth relating to any Environmental Law.

(ll)         Commonwealth maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accounts or assets are compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

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(mm)        Commonwealth is not subject or party to, and has not received any notice or advice that it may become subject or party to, any investigation with respect to, any Regulatory Agreement nor has Commonwealth been advised by any Regulatory Agency that such Regulatory Agency is considering issuing or requesting any such Regulatory Agreement. There is no unresolved violation, criticism or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of Commonwealth which, in the reasonable judgment of Commonwealth, is expected to result in a Material Adverse Effect on Commonwealth.

(nn)         There are no legal or governmental actions, suits, investigations or proceedings before or by any Governmental Authorities, now pending or, to Commonwealth’s knowledge, threatened or contemplated by Governmental Authorities or threatened by others, to which Commonwealth is a party or of which any property or asset of Commonwealth is the subject which, if determined adversely to Commonwealth, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Commonwealth.

(oo)         No relationship, direct or indirect, exists between or among Commonwealth, on the one hand, and the directors, officers, shareholders, customers or suppliers of Commonwealth, on the other, that is required by the Securities Act to be described in the Registration Statement or Prospectus and that is not so described.

(pp)         There are no material off balance sheet transactions, arrangements, obligations (including contingent obligations), or any other relationships with unconsolidated entities or other persons, that may have a materials current or future effect on Commonwealth’s financial condition, changes in financial conditions, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses.

(qq)         All of the loans represented as assets of Commonwealth meet or are exempt from all requirements of federal, state and local law pertaining to lending, including, without limitation, truth in lending (including the requirements of Regulation Z and 12 C.F.R. Part 226), real estate settlement procedures, consumer credit protection, equal credit opportunity and all disclosure laws applicable to such loans, except for violations which, if asserted, would not have a Material Adverse Effect on Commonwealth.

(rr)         To Commonwealth’s knowledge, there are no affiliations or associations between any member of FINRA and any of the Primary Parties’ officers, directors or 5% or greater security holders.

(ss)         Any certificates signed by an officer of Commonwealth pursuant to the terms and conditions of this Agreement and delivered to the Agent or its counsel that refer to this Agreement shall be deemed to be a representation and warranty by Commonwealth to the Agent as to the matters covered thereby with the same effect as if such representation and warranty were set forth herein.

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Section 6. Representations and Warranties of the Agent. The Agent represents and warrants to the Primary Parties as follows:

(a)          The Agent is a corporation and is validly existing in good standing under the laws of the State of New York with full power and authority to provide the services to be furnished to the Primary Parties hereunder.

(b)          The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Agent, and this Agreement has been duly and validly executed and delivered by the Agent and is a legal, valid and binding agreement of the Agent, enforceable in accordance with its terms, except as the legality, validity, binding nature and enforceability thereof may be limited by (i) bankruptcy, insolvency, moratorium, reorganization, conservatorship, receivership or other similar laws relating to or affecting the enforcement of creditors’ rights generally, and (ii) general equity principles regardless of whether such enforceability is considered in a proceeding in equity or at law.

(c)          Each of the Agent and its employees, agents and representatives who shall perform any of the services hereunder shall be duly authorized and empowered, and shall have all licenses, approvals and permits necessary to perform such services; and the Agent is a registered selling agent in each of the jurisdictions in which the Shares are to be offered by the Company in reliance upon the Agent as a registered selling agent as set forth in the blue sky memorandum prepared with respect to the Offering.

(d)          The execution and delivery of this Agreement by the Agent, the consummation of the transactions contemplated hereby and compliance with the terms and provisions hereof will not conflict with, or result in a breach of, any of the terms, provisions or conditions of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, the articles of incorporation or bylaws of the Agent or any agreement, indenture or other instrument to which the Agent is a party or by which it or its property is bound.

(e)          No approval of any regulatory or supervisory or other public authority is required in connection with the Agent’s execution and delivery of this Agreement, except as may have been received.

(f)          There is no suit or proceeding or charge or action before or by any court, regulatory authority or government agency or body or, to the knowledge of the Agent, pending or threatened, which might materially adversely affect the Agent’s performance under this Agreement.

Section 7.  Covenants of the Town Parties.  The Town Parties hereby jointly and severally covenant and agree with the Agent as follows:

(a)          The Company will prepare the Prospectus in a form approved by the Agent and will file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the SEC’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by

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applicable SEC rules.  The Company will not make any further amendment or any supplement to the Registration Statement or Prospectus which is not approved by the Agent promptly after reasonable notice thereof.  The Company will advise the Agent, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Agent with copies thereof, and will advise the Agent, promptly after it receives notice thereof, of the issuance by the SEC or any state securities regulator of any stop order or of any order preventing or suspending the use of any Issuer Represented Free Writing Prospectus or Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the SEC or any state securities regulator for the amending or supplementing of the Registration Statement or the Prospectus, or for additional information.  In the event of the issuance of any stop order or of any order preventing or suspending the use of any Prospectus or suspending any qualification of the Shares for offering or sale, the Company will promptly use its best efforts to obtain the withdrawal of such order.  The Company will furnish promptly to the Agent and its counsel copies of all correspondence from the SEC with respect to the Registration Statement and the Company’s responses thereto.

(b)          The Company represents and agrees that it has not made and, unless it obtains the prior written consent of the Agent, will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the SEC.  Any such free writing prospectus consented to by the Company and the Agent is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the SEC where required, legending and record keeping.  The Company represents that it has satisfied the conditions in Rule 433 to avoid a requirement to file with the SEC any electronic road show.

(c)          If at any time following issuance of a Permitted Free Writing Prospectus there occurred or occurs an event or development as a result of which such Permitted Free Writing Prospectus conflicted or would conflict in any material respect with the information contained in the Registration Statement or Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify the Agent that any use of such Permitted Free Writing Prospectus may cease until it is amended or supplemented, and the Company will promptly amend or supplement such Permitted Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

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(d)          The Company will promptly furnish the Agent with copies of the Prospectus in such quantities as the Agent may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event has occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it will be necessary during such period to amend or supplement the Prospectus in order to comply with the Securities Act or applicable state securities laws, the Company will notify the Agent and, upon the Agent’s request, will prepare and furnish without charge to the Agent and to any dealer in securities as many copies as the Agent may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case the Agent is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon its request but at the expense of the Agent, to prepare and deliver to the Agent as many copies as the Agent may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act.

(e)          The Town Parties will not, at any time after the Holding Company Waiver Request is granted by the FRB or the Interagency Application is approved by the OCC, file any amendment or supplement to the Interagency Application or the Holding Company Waiver Request without providing the Agent and its counsel an opportunity to review such amendment or supplement or file any amendment or supplement to which amendment or supplement the Agent and its counsel shall reasonably object.  The Town Parties will furnish promptly to the Agent and its counsel copies of all correspondence from the OCC and FRB with respect to the Holding Company Waiver Request and the Interagency Application and the Town Parties’ responses thereto.

(f)          The Town Parties will use their best efforts to cause the OCC to approve the Interagency Application and the FRB to grant the Holding Company Waiver Request, and will use their best efforts to cause any post-effective amendment to the Registration Statement to be declared effective by the SEC and will promptly upon receipt of any information concerning the following events notify the Agent: (i) when the Registration Statement, as amended, has become effective; (ii) when the Holding Company Waiver Request has been granted and the Interagency Application has been approved, (iii) of the receipt of any comments from the OCC, the FRB, the SEC or any other Governmental Authority with respect to the Conversion Merger or the transactions contemplated by this Agreement; (iv) of any request by the SEC, the OCC, the FRB or any other Governmental Authority for any amendment or supplement to the Registration Statement, the Holding Company Waiver Request or the Interagency Application or for additional information; (v) of the issuance by the SEC, the OCC, the FRB or any other Governmental Authority of any order or other action suspending the Offering or the Conversion Merger, or the use of the Registration Statement, the Prospectus, or any other filing of the Town Parties under the Conversion Regulations or other applicable law, or

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the threat of any such action; (vi) of the issuance by the SEC, the OCC, the FRB or any Governmental Authority of any stop order suspending the effectiveness of the Registration Statement or Prospectus or of the initiation or threat of initiation or threat of any proceedings for that purpose; or (vii) of the occurrence of any event mentioned in subsection (h) below.  The Town Parties will make every reasonable effort to prevent the issuance by the SEC, the OCC, the FRB or any other Governmental Authority of any order referred to in (v) and (vi) above and, if any such order shall at any time be issued, to obtain the lifting thereof at the earliest possible time.

(g)          The Company will make generally available to its security holders as soon as practicable, but in any event not later than 18 months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Securities Act Regulations.

(h)          The Town Parties will inform the Agent of any event or circumstance of which they are or become aware as a result of which the Registration Statement and/or Prospectus, as then supplemented or amended, would include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading. If it is necessary, in the reasonable opinion of counsel for any of the Town Parties, to amend or supplement the Registration Statement or the Prospectus in order to correct such untrue statement of a material fact or to make the statements therein not misleading in light of the circumstances existing at the time of their use, the Town Parties will, at their expense, prepare, file with the SEC, the OCC and the FRB, and furnish to the Agent, a reasonable number of copies of an amendment or amendments of, or a supplement or supplements to, the Registration Statement and the Prospectus (in form and substance reasonably satisfactory to counsel for the Agent after a reasonable time for review) which will amend or supplement the Registration Statement and/or the Prospectus so that as amended or supplemented it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time, not misleading. For the purpose of this subsection, each of the Town Parties will furnish such information with respect to itself as the Agent may from time to time reasonably request.

(i)          The Town Parties will deliver to the Agent and to its counsel two conformed copies of each of the Holding Company Waiver Request, Interagency Application and the Registration Statement as originally filed and of each amendment or supplement thereto, including all exhibits. Further, the Company will deliver such additional copies of the foregoing documents to counsel to the Agent as may be required for any FINRA filings.

(j)          The Town Parties will furnish to the Agent, from time to time during the period when the Prospectus (or any later Prospectus related to this offering) is required to be delivered under the regulations of the SEC, such number of copies of such Prospectus (as amended or supplemented) as the Agent may reasonably request for the purposes contemplated by the regulations of the SEC. The Company authorizes the Agent to use the Prospectus (as amended or supplemented, if amended or supplemented) in any lawful manner contemplated by the Plan in connection with the sale of the Shares by the Agent.

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(k)          The Town Parties will comply with any and all material terms, conditions, requirements and provisions with respect to the Conversion Merger and the Offering imposed by the OCC or any other Governmental Authority and by the Securities Act, the Exchange Act, the Securities Act Regulations and the rules and regulations of the SEC under the Exchange Act (the “Exchange Act Regulations”) to be complied with prior to or subsequent to the Closing Date and when the Prospectus is required to be delivered, and during such time period the Town Parties will comply, at their own expense, with all material requirements imposed upon them by the OCC, FRB or SEC, by the Securities Act and by Rule 10b-5 under the Exchange Act, in each case as from time to time in force, so far as necessary to permit the continuance of sales or dealing in the Shares during such period in accordance with the provisions hereof and the Prospectus. The Company will comply in all material respects with all undertakings contained in the Registration Statement.

(l)          On or before the Closing Date, the Town Parties will have completed all conditions precedent to the Conversion Merger applicable to the Town Parties specified in the Plan and the Agreement, and the offer, sale and issuance of the Shares will have been conducted in all material respects in accordance with the Plan, the Conversion Regulations (except as modified or waived in writing by the OCC or the FRB) and with all other applicable laws, regulations, decisions and orders, including all terms, conditions, requirements and provisions precedent to the Conversion Merger imposed upon any of the Town Parties or upon the Conversion Merger by the OCC, the FRB, the SEC or any other Governmental Authority, and in the manner described in the Prospectus.

(m)          Immediately upon completion of the sale by the Company of the Shares and the completion of certain transactions necessary to implement the Plan, (i) all of the issued and outstanding shares of capital stock of the Bank shall be owned by the Company, (ii) the Company shall have no direct subsidiaries other than the Bank, and (iii) the Offering and the Conversion Merger shall have been effected by the Town Parties in all material respects in accordance with, as applicable, the Plan, the Merger Agreement, the Interagency Application, the Holding Company Waiver Request, the Registration Statement, all applicable statutes, regulations, decisions and orders; and all terms, conditions, requirements and provisions with respect to the Conversion Merger (except those that are conditions subsequent) imposed on the Town Parties by the OCC, the FRB, the SEC, or any other Governmental Authority, if any, shall have been complied with by the Town Parties in all material respects or appropriate waivers shall have been obtained and all notice and waiting periods shall have been satisfied, waived or elapsed.

(n)          The Company will take all necessary actions in cooperating with the Agent and furnish to whomever the Agent may direct such information as may be required to qualify or register the Shares for offering and sale by the Company or to exempt such Shares from registration, or to exempt the Company and the Bank from registration as a broker-dealer and their officers, directors and employees from registration as broker-dealers or agents under the applicable securities or blue sky laws of such jurisdictions in which the Shares are to be sold or as the Agent and the Company may reasonably agree upon; provided, however, that the Company shall not be obligated to file any general consent to

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service of process, to qualify to do business in any jurisdiction in which it is not so qualified, or to register its directors or officers as brokers, dealers, salesmen or agents in any jurisdiction. In each jurisdiction where any of the Shares shall have been qualified or registered as above provided, the Company will make and file such statements and reports in each fiscal period as are or may be required by the laws of such jurisdiction.

(o)          The liquidation account for the benefit of Eligible Account Holders and Supplemental Eligible Account Holders will be duly established and maintained by the Bank in accordance with the requirements of the Conversion Regulations, and such Eligible Account Holders and Supplemental Eligible Account Holders who continue to maintain their savings accounts in the Bank will have an inchoate interest in their pro rata portion of the liquidation account, which shall have a priority superior to that of the holders of the Common Stock in the event of a complete liquidation of the Bank.

(p)          The Company will not sell or issue, contract to sell or otherwise dispose of, for a period of 90 days after the Closing Date, without the Agent’s prior written consent, any of its shares of common stock, other than the Shares or other than in connection with any plan or arrangement described in the Prospectus.

(q)          The Company has registered the Company Common Stock under Section 12(b) of the Exchange Act.  The Company shall maintain the effectiveness of such registration for not less than three years from the date of Commonwealth’s conversion to stock form or such shorter period as permitted by the OCC.

(r)          During the period during which the Shares are registered under the Exchange Act or for three years from the date hereof, whichever period is greater, the Company will furnish to its stockholders as soon as practicable after the end of each fiscal year such reports and any information as are required to be furnished to its stockholders under the Exchange Act.

(s)          During the period of three years from the date hereof, the Company will furnish to the Agent, as soon as practicable after such information is publicly available, (i) a copy of each report of the Company furnished to or filed with the SEC under the Exchange Act or any national securities exchange or system on which any class of securities of the Company is listed or quoted (including, but not limited to, reports on Forms 10-K, 10-Q and 8-K and all proxy statements and annual reports to stockholders); (ii) a copy of each other non-confidential report of the Company mailed to its stockholders or filed with the SEC, OCC or any other Governmental Authority or any national securities exchange or system on which any class of securities of the Company is listed or quoted; (iii) each press release and material news item and additional documents and information with respect to the Company as the Agent may reasonably request; and (iv) from time to time, such other nonconfidential information concerning the Company or the Bank as the Agent may reasonably request.

(t)          The Town Parties will use the net proceeds from the sale of the Shares in the manner set forth in the Prospectus under the caption “USE OF PROCEEDS.”

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(u)          The Town Parties will distribute the Prospectus or other materials in connection with the offering and sale of the Shares only in accordance with the Conversion Regulations, the Securities Act and the Exchange Act and the rules and regulations promulgated under such statutes, and, as applicable, the laws of any state in which the Shares are qualified for sale.

(v)         The Company will use its best efforts to file with NASDAQ all documents and notices, if any, required by NASDAQ of companies that have issued securities that are traded on NASDAQ.

(w)          The Town Parties will maintain appropriate arrangements for depositing all funds received from persons mailing or delivering subscriptions for or orders to purchase Shares in the Offering with the Bank or in having holds placed on funds held in depositor accounts at Commonwealth, on an interest-bearing basis at the rate described in the Prospectus until the Closing Date and satisfaction of all conditions precedent to the release of the Company’s obligation to refund payments received from persons subscribing for or ordering Shares in the Offering in accordance with the Plan and as described in the Prospectus or until refunds of such funds have been made to the persons entitled thereto or withdrawal authorizations canceled in accordance with the Plan and as described in the Prospectus. The Town Parties will maintain such records of all funds received to permit the funds of each subscriber to be separately insured by the FDIC (to the maximum extent allowable) and to enable the Town Parties to make the appropriate refunds of such funds in the event that such refunds are required to be made in accordance with the Plan and as described in the Prospectus.

(x)          The Town Parties will take such actions and furnish such information as are reasonably requested by the Agent in order for the Agent to ensure compliance with FINRA Rule 5130.

(y)          The Town Parties will not amend the Plan or the Merger Agreement in accordance with their respective terms without notifying the Agent and the Agent’s counsel prior thereto.

(z)          Prior to the Closing Date, the Company will inform the Agent of any event or circumstance of which it is aware as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances in which they were made, not misleading.

(aa)         The Company will not deliver the Shares until the Company has satisfied or caused to be satisfied each condition set forth in Section 10 hereof, unless such condition is waived in writing by the Agent.

(bb)         Subsequent to the date the Registration Statement is declared effective by the SEC and prior to the Closing Date, except as otherwise may be indicated or contemplated therein or set forth in an amendment or supplement thereto, the Company will not have: (i) issued any securities or incurred any liability or obligation, direct or contingent, for

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borrowed money, except borrowings from the same or similar sources indicated in the Prospectus in the ordinary course of the Company’s business, or (ii) entered into any transaction which is material in light of the business and properties of the Company.

(cc)         Until the Closing Date, the Town Parties will conduct their respective businesses in compliance in all material respects with all applicable federal and state laws, rules, regulations, decisions, directives and orders, including all decisions, directives and orders of the SEC, the OCC, the FRB, the FDIC and other Governmental Authorities.

(dd)         The facts and representations provided to Luse Gorman by the Company and upon which Luse Gorman will base its opinion under Section 10 of this Agreement are and will be truthful, accurate and complete.

(ee)         The Company will not distribute any offering material in connection with the Offering except for the Prospectus and the Sales Information (as defined in Section 11 hereof) that has been filed by Commonwealth with the Conversion Application and authorized for use by the OCC. The Sales Information will not conflict in any material respect with the information contained in the Prospectus.

(ff)         The Company and the Bank will comply in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 and the Dodd-Frank Wall Street Reform and Consumer Protection Act and all applicable rules, regulations, guidelines and interpretations promulgated thereunder by the SEC.

(gg)         The Town Parties shall comply in all material respects with any and all terms, conditions, requirements and provisions with respect to the Conversion Merger and the transactions contemplated thereby imposed on the Town Parties by the OCC, the FRB, the HOLA, other Governmental Authorities, the Conversion Regulations, the SEC, the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations to be complied with subsequent to the Closing Date.

(hh)         The Company and the Bank will not, prior to the Closing Date, incur any material liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business consistent with past practice, except as contemplated by the Prospectus.

(ii)         The Company will file with the SEC such information on Form 10-K or Form 10-Q as may be required by Rule 463 of the Securities Act Regulations.

(jj)         The Company will report the use of proceeds of the Offering in accordance with Rule 463 of the Securities Act Regulations.

(kk)         The Company will comply, and use its best efforts to cause its directors and officers, in their capacities as such, to comply, in all material respects, with all effective applicable provisions of federal and state securities laws and the rules and regulations thereunder.

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(ll)            The Company and the Bank will use all reasonable efforts to comply with, or cause to be complied with, the conditions precedent to the several obligations of the Agent specified in Section 10 of this Agreement.

(mm)        The Company shall notify the Agent when funds shall have been received from the minimum number of shares set forth in the Prospectus.

Section 8.  Covenants of Commonwealth.  Commonwealth hereby covenants and agrees with the Agent as follows:

(a)          Commonwealth will not, at any time after the Conversion Application or the Interagency Application is approved by the OCC, file any amendment or supplement to such Applications without providing the Agent and its counsel an opportunity to review such amendment or supplement or file any amendment or supplement to which amendment or supplement the Agent and its counsel shall reasonably object.  Commonwealth will furnish promptly to the Agent and its counsel copies of all correspondence from the OCC with respect to the Conversion Application and the Interagency Application and Commonwealth’s responses thereto.

(b)          Commonwealth will promptly upon receipt of any information concerning the following events notify the Agent: (i) when the Conversion Application and the Interagency Application have been approved, (ii) of the receipt of any comments from the OCC or any other Governmental Authority with respect to the Conversion Merger or the transactions contemplated by this Agreement; (iii) of any request by the OCC or any other Governmental Authority for any amendment or supplement to the Conversion Application or the Interagency Application or for additional information; (iv) of the issuance by the OCC or any other Governmental Authority of any order or other action suspending the Offering, the Conversion Merger, or the use of the Registration Statement, the Prospectus, or any other filing of Commonwealth under the Conversion Regulations or other applicable law, or the threat of any such action; or (v) of the issuance by the OCC or any Governmental Authority of any stop order suspending the effectiveness of the Registration Statement or Prospectus or of the initiation or threat of initiation or threat of any proceedings for that purpose.  Commonwealth will make every reasonable effort to prevent the issuance by the OCC or any other Governmental Authority of any order referred to in (iv) and (v) above and, if any such order shall at any time be issued, to obtain the lifting thereof at the earliest possible time.

(c)          Commonwealth will deliver to the Agent and to its counsel two conformed copies of each of the Conversion Application as originally filed and of each amendment or supplement thereto, including all exhibits. Further, Commonwealth will deliver such additional copies of the foregoing documents to counsel to the Agent as may be required for any FINRA filings.

(d)          Commonwealth will comply with any and all material terms, conditions, requirements and provisions with respect to the Conversion Merger and the Offering imposed by the OCC and any other Governmental Authority and by the Securities Act, the Exchange Act, the Securities Act Regulations and the Exchange Act Regulations to

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be complied with prior to or subsequent to the Closing Date and when the Prospectus is required to be delivered, and during such time period Commonwealth will comply, at its own expense, with all material requirements imposed upon it by the SEC, by the Securities Act and by Rule 10b-5 under the Exchange Act, in each case as from time to time in force, so far as necessary to permit the continuance of sales or dealing in the Shares during such period in accordance with the provisions hereof and the Prospectus.

(e)          On or before the Closing Date, Commonwealth will use its reasonable best efforts to have completed all conditions precedent to the Conversion Merger applicable to Commonwealth specified in the Plan and the Merger Agreement and the offer, sale and issuance of the Shares will have been conducted in all material respects in accordance with the Plan, the Conversion Regulations (except as modified or waived in writing by the OCC or the FRB) and with all other applicable laws, regulations, decisions and orders, including all terms, conditions, requirements and provisions precedent to the Conversion Merger imposed upon any of the Town Parties by the OCC, the FRB, the SEC or any other Governmental Authority, and in the manner described in the Prospectus.

(f)          Commonwealth will maintain appropriate arrangements for depositing or placing a hold upon all funds received from persons mailing or delivering subscriptions for or orders to purchase Shares in the Offering with the Bank or with Commonwealth, on an interest-bearing basis at the rate described in the Prospectus until the Closing Date and satisfaction of all conditions precedent to the release of the Company’s obligation to refund payments received from persons subscribing for or ordering Shares in the Offering in accordance with the Plan and as described in the Prospectus or until refunds of such funds have been made to the persons entitled thereto or withdrawal authorizations canceled in accordance with the Plan and as described in the Prospectus. Commonwealth will maintain such records of all funds received to permit the funds of each subscriber to be separately insured by the FDIC (to the maximum extent allowable) and to enable the Commonwealth to make the appropriate refunds of or release holds on such funds in the event that such refunds are required to be made in accordance with the Plan and as described in the Prospectus.

(g)          Commonwealth will not amend the Plan or the Merger Agreement in accordance with their respective terms without notifying the Agent and the Agent’s counsel prior thereto.

(h)          Commonwealth, working with the Town Parties, shall assist the Agent in connection with the allocation of the Shares in the event of an oversubscription and shall provide the Agent with any information necessary to assist the Company in allocating the Shares in such event and such information shall be accurate and reliable in all material respects.

(i)          Prior to the Closing Date, Commonwealth will inform the Agent of any event or circumstance of which it is aware as a result of which the Prospectus would include an untrue statement of a material fact or omit to state a material fact necessary in order to

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make the statements, in light of the circumstances in which they were made, not misleading.

(j)          Subsequent to the date the Registration Statement is declared effective by the SEC and prior to the Closing Date, except as otherwise may be indicated or contemplated therein or set forth in an amendment or supplement thereto, Commonwealth will not have: (i) issued any securities other than those to be issued to the Company in the Conversion or incurred any liability or obligation, direct or contingent, for borrowed money, except borrowings in the ordinary course of Commonwealth’s business, or (ii) entered into any transaction which is material in light of the business and properties of Commonwealth.

(k)          Until the Closing Date, Commonwealth will conduct its business in compliance in all material respects with all applicable federal and state laws, rules, regulations, decisions, directives and orders, including all decisions, directives and orders of the SEC, the OCC, the FRB, the FDIC and other Governmental Authorities.

(l)          The facts and representations provided to Norton Rose Fulbright US LLP (“Norton Rose”) by Commonwealth and upon which Norton Rose will base its opinion under Section 10 of this Agreement are and will be truthful, accurate and complete.

(m)          Commonwealth will not distribute any offering material in connection with the Offering except for the Prospectus and the Sales Information that has been filed by Commonwealth with the Conversion Application and authorized for use by the OCC. The Sales Information will not conflict in any material respect with the information contained in the Prospectus.

(n)          Commonwealth shall comply in all material respects with any and all terms, conditions, requirements and provisions with respect to the Conversion Merger and the transactions contemplated thereby imposed by the OCC, the FRB, the HOLA, other Governmental Authorities, the Conversion Regulations, the SEC, the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations to be complied with subsequent to the Closing Date.

(o)          Commonwealth will not, prior to the Closing Date, incur any liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business, except as contemplated by the Prospectus.

(p)          Commonwealth will comply, and use its best efforts to cause its directors and officers, in their capacities as such, to comply, in all material respects, with all effective applicable provisions of federal and state securities laws and the rules and regulations thereunder.

(q)          Commonwealth will use all reasonable efforts to comply with, or cause to be complied with, the conditions precedent to the several obligations of the Agent specified in Section 10 of this Agreement.

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Section 9. Payment of Expenses. Whether or not the Conversion Merger or Offering is completed or the sale of the Shares by the Company is consummated, the Company agrees to pay or reimburse the Agent for: (a) all filing fees in connection with all filings related to the Conversion Merger and Offering with FINRA; (b) any stock issue or transfer taxes which may be payable with respect to the sale of the Shares; (c) subject to Sections 2(d) and 2(h) of this Agreement, all expenses of the Conversion Merger, including but not limited to the Agent’s attorneys’ fees and expenses, blue sky fees, transfer agent, registrar and other agent charges, fees relating to auditing and accounting or other advisors and costs of printing all documents necessary in connection with the Offering. In the event the Company is unable to sell the minimum number of shares necessary to complete the Conversion Merger or the Conversion Merger is terminated or otherwise abandoned, the Company shall promptly reimburse the Agent for out-of-pocket expenses actually incurred in accordance with Sections 2(d) and 2(h) of this Agreement.

Section 10. Conditions to the Agent’s Obligations. The obligations of the Agent hereunder, as to the Shares to be delivered at the Closing Date, are subject, to the extent not waived in writing by the Agent, to the condition that all of the respective representations and warranties of the Primary Parties herein are, at and as of the commencement of the Offering and at and as of the Closing Date, true and correct in all material respects (except for those representations and warranties that are qualified as to materiality or Material Adverse Effect, which shall be true and correct in all respects), the condition that each of the Primary Parties shall have performed all of its obligations hereunder to be performed on or before such dates, and to the following further conditions:

(a)          At the Closing Date, the Primary Parties shall have conducted the Conversion Merger in all material respects in accordance with the Plan, the Conversion Regulations (except to the extent waived or otherwise approved by the OCC), and all other applicable laws, regulations, decisions and orders, including all terms, conditions, requirements and provisions precedent to the Conversion Merger imposed upon them by the OCC to the reasonable satisfaction of Agent and its counsel.

(b)          Prior to the Closing Date, the Plan shall have been approved by the Voting Members of Commonwealth in accordance with the Plan, the Conversion Regulations, the applicable provisions, if any, of Commonwealth’s charter and bylaws and the Proxy Statement.

(c)          The Applications (other than the Holding Company Waiver Request) shall have been approved by the OCC and the FRB, as applicable, not later than 5:30 p.m. on the date of this Agreement, or with the Agent’s consent at a later time and date (which consent is hereby granted with respect to the Holding Company Waiver Request); and at the Closing Date, no order suspending the approval of the Applications shall have been issued or proceedings therefor initiated or, to the knowledge of the Primary Parties, threatened by the OCC or FRB, or any state authority, and no order or other action suspending the authorization of the Prospectus or the consummation of the Conversion shall have been issued or proceedings therefor initiated or, to the Primary Parties’ knowledge, threatened by the SEC, FRB, the OCC, any other state authority or Governmental Authority.

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(d)          The Agent shall have received the opinion, dated as of the Closing Date, of Luse Gorman in form and substance reasonably satisfactory to the Agent and counsel for the Agent, in the form attached hereto as Exhibit D. The opinion may be limited to matters governed by the laws of the United States and of the State of Maryland. In rendering such opinion, such counsel may rely (a) as to matters involving the application of laws of any jurisdiction other than the United States, to the extent such counsel deems proper and specified in such opinion, upon the opinion of other counsel reasonably acceptable to the Agent, as long as such other opinion indicates that the Agent may rely on the opinion, and (b) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Town Parties and public officials; provided that copies of any such opinion(s) or certificates of public officials are delivered to Agent together with the opinion to be rendered hereunder by special counsel to the Town Parties. The opinion of such counsel for the Town Parties shall state that it has no reason to believe that the Agent is not reasonably justified in relying thereon. The opinion of such counsel for the Town Parties also shall state that the Agent’s counsel may rely for purposes of its own opinion on the opinion of such counsel and, if applicable, local counsel, whose opinion(s) shall expressly authorize such reliance.

(e)          The Agent shall have received the letter of Luse Gorman, in form and substance reasonably satisfactory to the Agent and Agent’s counsel, to the effect that during the preparation of the Registration Statement and the Prospectus, Luse Gorman participated in conferences with certain officers of and other representatives of the Primary Parties, counsel to the Agent, representatives of the independent public accountants for the Town Parties and representatives of the Agent at which the contents of the Registration Statement and the Prospectus and related matters were discussed and has considered the matters required to be stated therein and the statements contained therein and, although (without limiting the opinions provided pursuant to Section 10(d) of this Agreement), Luse Gorman has not independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, on the basis of the foregoing, nothing has come to the attention of Luse Gorman that caused Luse Gorman to believe that the Registration Statement at the time it was declared effective by the SEC and as of the date of such letter contained or contains any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading (it being understood that counsel need express no comment or opinion with respect to financial statements, notes to financial statements, schedules and other financial and statistical data included in or omitted from, or statistical or appraisal methodology employed, in the Registration Statement or Prospectus).

(f)          A blue sky memorandum from Luse Gorman relating to the Offering, including Agent’s participation therein, shall have been furnished to the Company prior to the mailing of the Prospectus with a copy thereof addressed to Agent or upon which Luse Gorman shall state the Agent may rely. The blue sky memorandum will relate to the necessity of obtaining or confirming exemptions, qualifications or the registration of the Shares under applicable state securities laws.

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(g)          The Agent shall have received the opinion, dated as of the Closing Date, of Norton Rose, counsel for Commonwealth, in form and substance satisfactory to the Agent and counsel for the Agent, in the form of Exhibit E.  The opinion may be limited to matters governed by the laws of the United States.  In rendering such opinion, such counsel may rely (a) as to matters involving the application of laws of any jurisdiction other than the United States, to the extent such counsel deems proper and specified in such opinion, upon the opinion of other counsel reasonably acceptable to the Agent, as long as such other opinion indicates that the Agent may rely on the opinion, and (b) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of Commonwealth and public officials; provided that copies of any such opinion(s) or certificates of public officials are delivered to Agent together with the opinion to be rendered hereunder by special counsel to Commonwealth. The opinion of such counsel for Commonwealth shall state that it has no reason to believe that the Agent is not reasonably justified in relying thereon. The opinion of such counsel for Commonwealth also shall state that the Agent’s counsel may rely for purposes of its own opinion on the opinion of such counsel and, if applicable, local counsel, whose opinion(s) shall expressly authorize such reliance.

(h)          The Agent shall have received the letter of Norton Rose, in form and substance satisfactory to the Agent and the Agent’s counsel, to the effect that during the preparation of the Registration Statement and the Prospectus, Norton Rose participated in conferences with certain officers of and other representatives of the Primary Parties, counsel to the Agent, representatives of the independent public accountants for the Town Parties and representatives of the Agent at which the contents of the Registration Statement and the Prospectus and related matters were discussed and has considered the matters required to be stated therein and the statements contained therein and, although (without limiting the opinions provided pursuant to Section 10(g), Norton Rose has not independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, on the basis of the foregoing, nothing has come to the attention of Norton Rose that caused Norton Rose to believe that the Registration Statement at the time it was declared effective by the SEC and as of the date of such letter, contained or contains any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading (it being understood that counsel need express no comment or opinion with respect to financial statements, notes to financial statements, schedules and other financial and statistical data included, or statistical or appraisal methodology employed, in the Registration Statement, or Prospectus.

(i)          At the Closing Date, the Agent shall receive a certificate of the Chief Executive Officer and the Chief Financial Officer of the Company in form and substance reasonably satisfactory to the Agent’s Counsel, dated as of such Closing Date, to the effect that: (i) they have carefully examined the Registration Statement and Prospectus and, in their opinion, at the time the Prospectus became authorized for final use, the Registration Statement and Prospectus did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) since the date the Prospectus became authorized for final use, no event has occurred which should have

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been set forth in an amendment or supplement to the Registration Statement and Prospectus which has not been so set forth, including specifically, but without limitation, any material adverse change in the condition, financial or otherwise, or in the earnings, capital, properties or business of the Town Parties and the conditions set forth in this Section 10 have been satisfied; (iii) since the respective dates as of which information is given in the Prospectus, there has been no material adverse change in the condition, financial or otherwise, or in the earnings, capital, properties or business of the Bank, whether or not arising in the ordinary course of business; (iv) the representations and warranties in Section 4 are true and correct with the same force and effect as though expressly made at and as of the Closing Date; (v) the Town Parties complied in all material respects with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Date and will comply in all material respects with all obligations to be satisfied by them after the Closing Date; (vi) no order suspending the Conversion Merger, the Offering or the use of the Prospectus has been issued and no proceedings for that purpose are pending or, to the knowledge of the Primary Parties, threatened by the SEC, the OCC, or any Governmental Authority.

(j)          At the Closing Date, the Agent shall receive a certificate of the Chief Executive Officer and the Chief Financial Officer of Commonwealth in form and substance reasonably satisfactory to the Agent’s Counsel, dated as of such Closing Date, to the effect that: (i) since the date the Prospectus became authorized for final use, there has been no material adverse change in the condition, financial or otherwise, or in the earnings, capital, properties or business of Commonwealth and the conditions set forth in this Section 10 have been satisfied; (ii) the representations and warranties in Section 5 are true and correct with the same force and effect as though expressly made at and as of the Closing Date (except to the extent made as of an earlier date); (iii) Commonwealth has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date and will comply in all material respects with all obligations to be satisfied by it after the Closing Date; (vi) no order suspending the Conversion Merger has been issued and no proceedings for that purpose are pending or, to the knowledge of the Commonwealth, threatened by the OCC, or any Governmental Authority.

(k)          Prior to and at the Closing Date: in the reasonable opinion of the Agent (i) there shall have been no material adverse change in the financial condition, results of operations or business of any Primary Party since the latest dates as of which such condition is set forth in the Prospectus, other than transactions referred to or contemplated therein; (ii) no Primary Party shall have received from the FRB or OCC any direction (oral or written) to make any material change in the method of conducting its business with which it has not complied (which direction, if any, shall have been disclosed to the Agent) or which would be reasonably likely to have a Material Adverse Effect on the Town Parties, taken as a whole, or on Commonwealth, as applicable; (iii)  the Primary Parties shall not have been in default (nor shall an event have occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any agreement or instrument relating to any outstanding indebtedness; (iv) no action, suit or proceeding, at law or in equity or before or by any federal or state commission, board, other administrative agency or other Governmental Authority, not

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disclosed in the Prospectus, shall be pending or, to the knowledge of any of the Primary Parties, threatened against any Primary Party or affecting any of their properties wherein an unfavorable decision, ruling or finding would materially and adversely affect the financial condition, results of operations or business of such Primary Party; and (v) the Shares shall have been qualified or registered for offering and sale or exempted therefrom under the securities or blue sky laws of the jurisdictions as the Agent shall have reasonably requested and as agreed to by the Company.

(l)          Concurrently with the execution of this Agreement, the Agent shall receive a letter from Crowe Horwath LLP, dated as of the date hereof and addressed to the Agent: (i) confirming that Crowe Horwath LLP is a firm of independent registered public accountants within the applicable rules of the Public Company Accounting Oversight Board (United States) and stating in effect that in its opinion the consolidated financial statements and related notes of the Company as of December 31, 2013, September 30, 2013 and 2012, and the related consolidated statements of operations, comprehensive income (loss), changes in shareholders’ equity and cash flows for the three months ended December 31, 2013 and the years ended September 30, 2013 and 2012, and covered by their opinion included in the Prospectus, and any other more recent unaudited financial statements included in the Prospectus, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, the Exchange Act, the Securities Act Regulations, the Exchange Act Regulations, and related published rules and regulations of the SEC; (ii) stating in effect that, on the basis of certain agreed upon procedures (but not an audit in accordance with standards of the Public Company Accounting Oversight Board (United States) consisting of a reading of the latest available financial statements of the Company prepared by the Company, a reading of the minutes of the meetings of the Board of Directors of the Company and the Board of Directors of the Bank and consultations with officers of the Company and the Bank responsible for financial and accounting matters, nothing came to their attention which caused them to believe that: (A) the audited consolidated financial statements and any unaudited consolidated interim financial statements included in the Prospectus are not in conformity with the applicable accounting requirements of the Securities Act, the Exchange Act, the Securities Act Regulations, the Exchange Act Regulations, related published rules and regulations of the SEC and GAAP applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Prospectus; or (B) during the period from the date of the latest consolidated financial statements included in the Prospectus to a specified date not more than three business days prior to the date of the Prospectus, except as has been described in the Prospectus, there was any increase in total borrowings, other than normal deposit fluctuations, non-performing assets, or classified loans of the Company; or (C) there was any decrease in the total assets, total loans, the allowance for loan losses, total deposits, loans receivable (net), or total equity of the Company at the date of such letter as compared with amounts shown in the latest balance sheet included in the Prospectus; or (D) there was any decrease in net income or total interest income or net interest income or net interest income after provision for loan losses, non-interest income or increase in provision for loan losses or non-interest expense of the Company in each case for the number of full months commencing immediately after the period covered by the latest audited balance sheet and income statement included in the Prospectus and ended on the latest month end prior to the date

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of the Prospectus as compared to the corresponding period in the preceding year; and (iii) stating that, in addition to the audit referred to in their opinion included in the Prospectus and the performance of the procedures referred to in clause (ii) of this subsection (i), they have compared with the general accounting records of the Company, which are subject to the internal controls of the Company, the accounting system and other data prepared by the Company directly from such accounting records, to the extent specified in such letter, such amounts and/or percentages set forth in the Prospectus, and any Prospectus supplement, as the Agent may reasonably request; and they have found such amounts and percentages to be in agreement therewith (subject to rounding).

(m)          At the Closing Date, the Agent shall receive a letter dated the Closing Date, addressed to the Agent, confirming the statements made by Crowe Horwath LLP in the letter delivered by it pursuant to subsection (l) of this Section 10, the “specified date” referred to in clause (ii)(B) of subsection (l) to be a date specified in the letter required by this subsection (m) which for purposes of such letter shall not be more than three business days prior to the Closing Date.

(n)          At the Closing Date, the Company shall receive from Commonwealth a letter from Keller & Company, Inc., dated the Closing Date (i) confirming that said firm is independent of the Primary Parties and is experienced and expert in the area of corporate appraisals within the meaning of the Conversion Regulations, (ii) stating in effect that the Appraisal prepared by such firm complies in all material respects with the applicable requirements of the Conversion Regulations, and (iii) further stating that its opinion of the aggregate pro forma market value of Commonwealth as converted, as most recently updated, remains in effect.

(o)          At or prior to the Closing Date, the Agent shall receive from the Town Parties or Commonwealth, as applicable: (i) a copy of the letters from (A) the OCC approving the Conversion Application and authorizing the use of the Prospectus and Proxy Statement and approve the Interagency Application and (B) the FRB granting the Holding Company Waiver Request; (ii) a certificate of existence from the OCC for the Bank and Commonwealth; (iv) a certificate from the OCC evidencing the Bank’s and Commonwealth’s insurance of accounts; (v) a certificate from the FHLB-Cincinnati evidencing the Bank’s and Commonwealth’s membership therein, respectively; (vi) a certificate from the Maryland Secretary of State evidencing the good standing of the Company; and (vii) such other documents and certificates as the Agent may reasonably request.

(p)          Subsequent to the date hereof, there shall not have occurred any of the following; (i) a suspension or limitation in trading in securities generally on the New York Stock Exchange (the “NYSE”) or in the over-the-counter market, or quotations halted generally on the NASDAQ, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required by either of such exchanges or the NASDAQ or by order of the SEC or any other Governmental Authority; (ii) a general moratorium on the operations of commercial banks, or federal savings and loan associations or a general moratorium on the withdrawal of deposits from commercial banks or federal savings and loan associations declared by federal or Kentucky

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authorities; (iii) the engagement by the United States in hostilities which have resulted in the declaration, on or after the date hereof, of a national emergency or war or a material decline in the price of equity or debt securities, if the effect of such declaration or decline, in the Agent’s reasonable judgment, makes it impracticable or inadvisable to proceed with the Offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus.

(q)          At or prior to the Closing Date, the Agent and counsel to the Agent shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the sale of the Shares as herein contemplated and related proceedings or in order to evidence the occurrence or completeness of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the sale of the Shares as herein contemplated shall be satisfactory in form and substance to the Agent or its counsel.

(r)          All opinions, certificates, letters and documents delivered pursuant to this Section 10 will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Agent or to counsel for the Agent. Any certificate signed by an officer of a Primary Party and delivered to the Agent or to counsel for the Agent shall be deemed a representation and warranty by such Primary Party, as applicable, to the Agent as to the statements made therein.

Section 11. Indemnification.

(a)          The Town Parties, jointly and severally, agree to indemnify and hold harmless the Agent, its officers and directors, employees, attorneys and agents, and each person, if any, who controls the Agent within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act (collectively, “Related Persons”), to the fullest extent permitted by law, against any and all loss, liability, claim, damage or expense whatsoever (including, but not limited to, settlement expenses), joint or several, that the Agent or the Agent’s Related Persons may suffer or to which the Agent or the Agent’s Related Persons may become subject under all applicable federal or state laws or otherwise related to or arising out of the Offering or the engagement of the Agent pursuant to or the performance by the Agent of the services contemplated by this Agreement, and to promptly reimburse the Agent or the Agent’s Related Persons upon written demand for any expense (including all fees and disbursements of counsel) incurred by the Agent or the Agent’s Related Persons in connection with investigating, preparing or defending any actions, proceedings or claims (whether commenced or threatened) to the extent such losses, claims, damages, liabilities or actions: (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Conversion Application (or any amendment or supplement thereto), the Interagency Application (or any amendment to supplement thereto), preliminary or final Prospectus (or any amendment or supplement thereto), Registration Statement (or any amendment or supplement thereto) or based upon written information supplied by a Primary Party and filed in any state or jurisdiction to register or qualify any or all of the Shares or to claim an exemption therefrom or provided to any state or jurisdiction to

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exempt the Company as a broker-dealer or its officers, directors and employees as broker-dealers or agents, under the securities laws thereof (collectively, the “Blue Sky Application”), or any document, advertisement, oral statement or communication, or supplemental sales material (including the supplemental sales material filed as an exhibit to the Conversion Application) (“Sales Information”) prepared, made or executed by or on behalf of a Primary Party with its consent and based upon written or oral information furnished by or on behalf of a Primary Party, whether or not filed in any jurisdiction, in order to qualify or register the Shares or to claim an exemption therefrom under the securities laws thereof; (ii) arise out of or are based upon the omission or alleged omission to state in any of the foregoing documents or information a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) arise from any theory of liability whatsoever relating to or arising from or based upon the Conversion Application (or any amendment or supplement thereto), the Interagency Application (or any amendment to supplement thereto), preliminary or final Prospectus (or any amendment or supplement thereto), any Blue Sky Application or Sales Information or other documentation distributed in connection with the Conversion Merger; provided, however, that no indemnification is required under this paragraph (a) to the extent such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue material statement or alleged untrue material statement in, or material omission or alleged material omission from, the Conversion Application (or any amendment or supplement thereto), the Interagency Application (or any amendment to supplement thereto), preliminary or final Prospectus (or any amendment or supplement thereto), any Blue Sky Application or Sales Information made in reliance upon and in conformity with information furnished in writing to a Primary Party, by the Agent or its counsel regarding the Agent, and provided, that it is agreed and understood that the only information furnished in writing to a Primary Party, by the Agent regarding the Agent is set forth in the Prospectus in the first sentence of the first paragraph under the caption “Plan of Distribution; Selling Agent Compensation”; provided further, that such indemnification shall not apply to the extent that such indemnification by the Company would constitute a covered transaction under Section 23A of the Federal Reserve Act, as amended; and provided further, that such indemnification shall not apply to the Primary Parties to the extent any loss, claim, damage, liability or expense is found in a final judgment by a court of competent jurisdiction to have resulted primarily from the Agent’s gross negligence or bad faith.

(b)          The Agent agrees to indemnify and hold harmless the Primary Parties and the Primary Parties’ Related Persons against any and all loss, liability, claim, damage or expense whatsoever (including but not limited to settlement expenses), joint or several, which a Primary Party or any of the Primary Parties’ Related Persons may suffer or to which a Primary Party or the Primary Parties’ Related Persons may become subject under all applicable federal and state laws or otherwise, and to promptly reimburse a Primary Party or the Primary Parties’ Related Persons upon written demand for any expenses (including reasonable fees and disbursements of counsel) incurred by any Primary Party or the Primary Parties’ Related Persons in connection with investigating, preparing or defending any actions, proceedings or claims (whether commenced or threatened) to the extent such losses, claims, damages, liabilities or actions: (i) arise out

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of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Conversion Application (or any amendment or supplement thereto), the preliminary or final Prospectus (or any amendment or supplement thereto), any Blue Sky Application or Sales Information, (ii) are based upon the omission or alleged omission to state in any of the foregoing documents a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) arise from any theory of liability whatsoever relating to or arising from or based upon the Conversion Application (or any amendment or supplement thereto), preliminary or final Prospectus (or any amendment or supplement thereto), or any Blue Sky Application or Sales Information or other documentation distributed in connection with the Offering; provided, however, that the Agent’s obligations under this Section 11 shall exist only if and only to the extent that such untrue statement or alleged untrue statement was made in, or such material fact or alleged material fact was omitted from, the Conversion Application (or any amendment or supplement thereto), the preliminary or final Prospectus (or any amendment or supplement thereto), any Blue Sky Application or Sales Information in reliance upon and in conformity with information furnished in writing to the Primary Parties, by the Agent or its counsel regarding the Agent, and provided further, that it is agreed and understood that the only information furnished in writing to the Primary Parties, by the Agent regarding the Agent is set forth in the Prospectus in the first sentence of the first paragraph under the caption “Plan of Distribution; Selling Agent Compensation”.

(c)          Each indemnified party shall give prompt written notice to each indemnifying party of any action, proceeding, claim (whether commenced or threatened), or suit instituted against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have on account of this Section 11 or otherwise. An indemnifying party may participate at its own expense in the defense of such action. In addition, if it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume defense of such action with counsel chosen by it and approved by the indemnified parties that are defendants in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them that are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action, proceeding or claim, other than reasonable costs of investigation. In no event shall the indemnifying parties be liable for the fees and expenses of more than one separate firm of attorneys (and any special counsel that said firm may retain) for each indemnified party in connection with any one action, proceeding or claim or separate but similar or related actions, proceedings or claims in the same jurisdiction arising out of the same general allegations or circumstances.

(d)          The Primary Parties shall be liable for any settlement of any claim against the Agent’s Related Persons made with the consent of the Primary Parties, which consent shall not be unreasonably withheld. The Primary Parties shall not, without the written

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consent of the Agent, settle or compromise any claim against them based upon circumstances giving rise to an indemnification claim against the Primary Parties hereunder unless such settlement or compromise provides that the Agent and the other indemnified parties shall be unconditionally and irrevocably released from all liability in respect of such claim.

(e)          The agreements contained in this Section 11 and the representations and warranties of the Primary Parties set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Agent’s Related Persons or by or on behalf of any of the Primary Parties or any of their Related Persons; (ii) delivery of and payment hereunder for the Shares; or (iii) any termination of this Agreement.

Section 12. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 11 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Town Parties or the Agent, the Town Parties and the Agent shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding, but after deducting any contribution received by the Town Parties or the Agent from persons other than the other parties thereto, who may also be liable for contribution) (a) in such proportion as is appropriate to reflect the relative benefits to the Primary Parties, on the one hand, and the Agent, on the other hand, of the engagement provided for in this Agreement or, (b) if the allocation provided for in clause (a) above is not available, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause (a) but also the relative fault of the Primary Parties on the one hand, and the Agent, on the other hand, as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Primary Parties on the one hand or the Agent on the other and the parties’ relative intent, good faith, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Primary Parties and the Agent agree that it would not be just and equitable if contribution pursuant to this Section 12 were determined by pro-rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above in this Section 12. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions, proceedings or claims in respect thereof) referred to above in this Section 12 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, proceeding or claim.  The relative benefits to the Primary Parties and to the Agent of the engagement under this Agreement shall be deemed to be in the same proportion as (a) the total value paid or contemplated to be paid or received or contemplated to be received by the Primary Parties in the Conversion and the Offering that are the subject of the engagement hereunder, whether or not consummated, bears to (b) the fees paid or to be paid to the Agent under this Agreement.  It is expressly agreed that the Agent shall not be liable for any loss, liability, claim, damage or expense or be required to contribute any amount pursuant to Section 11(b) or this Section 12 which in the aggregate exceeds the amount paid (excluding reimbursable expenses) to the Agent under this Agreement. It is understood that the above stated limitation on the Agent’s liability is essential to the Agent

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and that the Agent would not have entered into this Agreement if such limitation had not been agreed to by the parties to this Agreement. The obligations of the Primary Parties under this Section 12 and under Section 11 shall be in addition to any liability which the Primary Parties and the Agent may otherwise have. For purposes of this Section 12, each of the Agent’s and the Primary Parties’ Related Persons shall have the same rights to contribution as the Agent on the one hand, or, the Primary Parties on the other hand. Any party entitled to contribution, promptly after receipt of notice of commencement of any action, suit, claim or proceeding against such party in respect of which a claim for contribution may be made against another party under this Section 12, will notify such party from whom contribution may be sought, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any other obligation it may have hereunder or otherwise than under this Section 12.

Section 13. Termination. The Agent may terminate this Agreement upon the occurrence of the following by giving the notice indicated below in Section 13 at any time after this Agreement becomes effective:

(a)          If any domestic or international event or act or occurrence has materially disrupted the United States securities markets such as to make it, in the Agent’s reasonable opinion, impracticable to proceed with the offering of the Shares; or if trading on the NYSE shall have suspended (except that this shall not apply to the imposition of NYSE trading collars imposed on program trading); or if the United States shall have become involved in a war or major hostilities or escalation thereof; or if a general banking moratorium has been declared by a state or federal authority which has a material effect on any Primary Party; or if a moratorium in foreign exchange trading by major international banks or persons has been declared; or if there shall have been a material adverse change in the financial condition, results of operations or business of any Primary Party, or if any Primary Party shall have sustained a material or substantial loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act, whether or not said loss shall have been insured; or, if there shall have been a material adverse change in the financial condition, results of operations or business of any Primary Party.

(b)          In the event the Company fails to sell the required minimum number of Shares by the date when such sales must be completed, in accordance with the provisions of the Plan or as required by the Conversion Regulations, and applicable law, this Agreement shall terminate upon refund by the Company to each person who has subscribed for or ordered any of the Shares the full amount which it may have received from such person, together with interest as provided in the Prospectus, and no party to this Agreement shall have any obligation to the other hereunder, except as set forth in Sections 2(a) and (d), 9, 11 and 12 hereof.

(c)          If any of the conditions specified in Section 10 of this Agreement shall not have been fulfilled when and as required by this Agreement, unless waived in writing, this Agreement and all of the Agent’s obligations hereunder may be cancelled by the Agent by notifying the Company of such cancellation at any time at or prior to the Closing Date, and any such cancellation shall be without liability of any party to any other party except as otherwise provided in Sections 2(a), 2(d), 2(h), 7, 8, 9, 11 and 12 hereof.

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(d)          If the Agent elects to terminate this Agreement as provided in this Section, the Primary Parties shall be notified promptly by telephone or electronic mail, confirmed by letter.

The Primary Parties may terminate this Agreement in the event the Agent is in material breach of the representations and warranties or covenants contained in Section 6 and such breach has not been cured within thirty (30) days after any Primary Party has provided the Agent with notice of such breach.

This Agreement may also be terminated by mutual written consent of the parties hereto.

Section 14. Notices. All communications hereunder, except as herein otherwise specifically provided, shall be mailed in writing and (i) if sent to the Agent shall be mailed, delivered or telegraphed and confirmed to Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, New York 10019, Attention: Chief Counsel – Investment Banking (with a copy to Vorys, Sater, Seymour and Pease LLP, 301 East Fourth Street Suite 3500, Great American Tower, Cincinnati, Ohio 45202, Attention: Jason L. Hodges, Esq, jlhodges@vorys.com.), (ii) if sent to the Company or the Bank shall be mailed, delivered or electronically mailed to 1500 Carter Avenue, Ashland, Kentucky 41101, Attention: Ralph E. “Gene” Coffman, Jr., gcoffmanjr@townsquarebank.com, phone: (606) 326-2931 (with a copy to Luse Gorman, PC, 5335 Wisconsin Avenue, NW, Suite 780, Washington, DC 20015, Attention: Victor L. Cangelosi, Esq., vcangelosi@luselaw.com) and (iii) if sent to Commonwealth shall be mailed, delivered or electronically mailed to 101 Commonwealth Drive, Mt. Sterling, Kentucky 40353, Attention: Ryan C. Steger, rsteger@commonwealthbank-ky.com, phone: (859) 498-5728 (with a copy to Norton Rose Fulbright US LLP, 2200 Ross Avenue, Suite 2800, Dallas, Texas 75201, Attention: Michael G. Keeley, Esq, mike.keeley@nortonrosefulbright.com).

Section 15. Parties. Any Primary Party shall be entitled to act and rely on any request, notice, consent, waiver or agreement purportedly given on behalf of the Agent when the same shall have been given by the undersigned. The Agent shall be entitled to act and rely on any request, notice, consent, waiver or agreement purportedly given on behalf of any Primary Party, when the same shall have been given by the undersigned or any other officer of such Primary Party.  This Agreement shall inure solely to the benefit of, and shall be binding upon, the Agent, the Company, the Bank, Commonwealth, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained.

Section 16. Closing. The closing for the sale of the Shares (the “Closing”) shall take place on the Closing Date at such location as mutually agreed upon by the Agent and the Company. At the Closing, the Company shall deliver to the Agent in next day funds the commissions, fees and expenses due and owing to the Agent as set forth in Sections 2 and 9 hereof and the opinions and certificates required hereby and other documents deemed reasonably necessary by the Agent shall be executed and delivered to effect the sale of the Shares as contemplated hereby and pursuant to the terms of the Prospectus.

Section 17. Partial Invalidity. In the event that any term, provision or covenant herein or the application thereof to any circumstance or situation shall be invalid or unenforceable, in

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whole or in part, the remainder hereof and the application of said term, provision or covenant to any other circumstances or situation shall not be affected thereby, and each term, provision or covenant herein shall be valid and enforceable to the full extent permitted by law.

Section 18. Governing Law and Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

Section 19. Counterparts. This Agreement may be executed in separate counterparts, and by facsimile or electronic transmission, including by .pdf and electronic mail, each of which so executed and delivered shall be an original, but all of which together shall constitute but one and the same instrument.

Section 20. Entire Agreement. This Agreement, including schedules and exhibits hereto, which are integral parts hereof and incorporated as though set forth in full, constitutes the entire agreement between the parties pertaining to the subject matter hereof superseding any and all prior or contemporaneous oral or prior written agreements, proposals, letters of intent and understandings, and cannot be modified, changed, waived or terminated except by a writing which expressly states that it is an amendment, modification or waiver, refers to this Agreement and is signed by the party to be charged. No course of conduct or dealing shall be construed to modify, amend or otherwise affect any of the provisions hereof.

Section 21. Survival. The respective indemnities, agreements, representations, warranties and other statements of each Primary Party and the Agent, as set forth in this Agreement, shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation (or any statement as to the results thereof) made by or on behalf of the Agent or any of the Agent’s officers or directors or any person controlling the Agent, or any Primary Party, or any of their officers or directors or any person controlling such Primary Party, and shall survive termination of this Agreement and receipt or delivery of any payment for the Shares.

Section 22. Waiver of Trial by Jury. Each of the Agent and each Primary Party waives all right to trial by jury in any action, proceeding, claim or counterclaim (whether based on contract, tort or otherwise) related to or arising out of this Agreement.

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If the foregoing correctly sets forth the arrangement among the Primary Parties and the Agent, please indicate acceptance thereof in the space provided below for that purpose, whereupon this letter and the Agent’s acceptance shall constitute a binding agreement.

Very truly yours,

“COMPANY”:

POAGE BANKSHARES, INC., a Maryland corporation

By:	/s/ Ralph E. Coffman, Jr.
Name:	Ralph E. “Gene” Coffman, Jr.
Title:	President and Chief Executive Officer

“COMMONWEALTH”:

COMMONWEALTH BANK, F.S.B., a federally chartered savings association in mutual form

By:	/s/ Ryan C. Steger
Name:	Ryan C. Steger
Title:	President and Chief Executive Officer

“BANK”:

TOWN SQUARE BANK, a federally chartered savings association in stock form

By:	/s/ Ralph E. Coffman, Jr.
Name:	Ralph E. “Gene” Coffman, Jr.
Title:	Chief Executive Officer

Accepted as of the date first written above:

“AGENT”:

KEEFE, BRUYETTE & WOODS, INC., a New York corporation

By:	/s/ Harold T. Hanley
Name:	Harold T. Hanley III
Title:	Managing Director

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